Exhibit J
                              Southern Energy, Inc.
                 Mobile Energy Services Company Income Statement
                             Current Period: Dec. 99
Currency: USD
Company-(Mobile Energy Services Holding, Inc. Consolidated)



                                                                      Current Period
---------------------------------------------------------------------------------------------------------------------------
                                                Actual             Budget             Variance            Variance %

---------------------------------------------------------------------------------------------------------------------------
Demand Charges                                   4,934,927          5,503,107              -568,180               -10%
Variable Charges                                 3,270,491          3,121,788               148,703                 5%
Compressed Air                                     -30,450             60,000               -90,450              -151%
Ash Disposal Revenue                                69,674             57,000                12,674                22%
Power Sales (SCEM)                                       0                  0                     0                n/m
---------------------------------------------------------------------------------------------------------------------------
Total Revenue                                    8,244,642          8,741,895              -497,253                -6%
---------------------------------------------------------------------------------------------------------------------------
Purchased Gas                                    1,706,537          1,677,267               -29,270                -2%
Purchased Coal                                     591,053            645,182                54,129                 8%
Purchased Biomass                                        0            369,619               369,619               100%
---------------------------------------------------------------------------------------------------------------------------
Total Fuel Expenses                              2,297,590          2,692,068               394,478                15%
---------------------------------------------------------------------------------------------------------------------------
Salaries & Wages                                 1,125,299            547,706              -577,593              -105%
Fringe Benefits                                    323,281            274,965               -48,316               -18%
Travel                                               9,913             12,600                 2,687                21%
Maintenance                                         99,289            292,375               193,086                66%
Chemicals                                           90,377            100,505                10,128                10%
Water and Effluent                                 -15,049             81,500                96,549               118%
Hauling Ash                                         69,674             57,000               -12,674               -22%
Environmental & Permitting                           2,634             10,450                 7,816                75%
Tools, Supplies, & Equip Rental                     34,498             42,500                 8,002                19%
Other Operating Expenses                             9,299              1,400                -7,899              -564%
Shared Services                                     33,480             24,789                -8,691               -35%
Insurance                                           65,609             90,000                24,391                27%
Taxes other than Income                             45,625             50,000                 4,375                 9%
General & Administrative                           845,396            145,750              -699,646              -480%
SEI                                                139,296            111,000               -28,296               -25%
SCS                                                102,192             21,400               -80,792              -378%
---------------------------------------------------------------------------------------------------------------------------
Total O&M Expenses                               2,980,813          1,863,940            -1,116,873               -60%
---------------------------------------------------------------------------------------------------------------------------
Equity in MESC LLS Earnings                              0                  0                     0                  0

Depreciation & Amortization                      1,142,908          1,055,419               -87,489                -8%
Interest Expense                                   175,023          2,395,186             2,220,163                93%
Interest Income                                    -62,468            -12,270                50,198              -409%
Impairment Loss                                          0                  0                     0     N/M
Minority Interest                                        0                  0                     0     N/M
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Tax                         1,709,775            744,550               965,225               130%
Income Tax Exp (Benefit)                           776,725            284,789              -491,936              -173%
---------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                  933,050            459,761               473,289               103%
---------------------------------------------------------------------------------------------------------------------------


                              Southern Energy, Inc.
                 Mobile Energy Services Company Income Statement
                             Current Period: Dec. 99
                                 Currency: USD
Company-(Mobile Energy Services Holding, Inc. Consolidated)



                                                                    Year to Date
---------------------------------------------------------------------------------------------------------------------------
                                  Actual             Budget              Variance          Variance %       Annual Budget

---------------------------------------------------------------------------------------------------------------------------
Demand Charges                     59,385,611         60,461,642           -1,076,031               -2%         60,461,642
Variable Charges                   30,778,110         28,483,367            2,294,743                8%         28,483,367
Compressed Air                        447,623            720,000             -272,377              -38%            720,000
Ash Disposal Revenue                  654,873            702,000              -47,127               -7%            702,000
Power Sales (SCEM)                  1,496,814                  0            1,496,814               N/M                  0
---------------------------------------------------------------------------------------------------------------------------
Total Revenue                      92,763,031         90,367,009            2,396,022                3%         90,367,009
---------------------------------------------------------------------------------------------------------------------------
Purchased Gas                      11,459,111          8,713,579           -2,745,532              -32%          8,713,579
Purchased Coal                      4,518,157          5,005,463              487,306               10%          5,005,463
Purchased Biomass                           0          1,275,653            1,275,653              100%          1,275,653
---------------------------------------------------------------------------------------------------------------------------
Total Fuel Expenses                15,977,268         14,994,695             -982,573               -7%         14,994,695
---------------------------------------------------------------------------------------------------------------------------
Salaries & Wages                    8,745,207          8,134,652             -610,555               -8%          8,134,652
Fringe Benefits                     2,982,859          3,444,272              461,413               13%          3,444,272
Travel                                219,985            203,700              -16,285               -8%            203,700
Maintenance                         6,914,831          9,245,572            2,330,741               25%          9,245,572
Chemicals                           1,238,108          1,500,053              261,945               17%          1,500,053
Water and Effluent                    556,180            918,000              361,820               39%            918,000
Hauling Ash                           652,946            702,000               49,054                7%            702,000
Environmental & Permitting            201,676            216,000               14,324                7%            216,000
Tools, Supplies, & Equip Rental       292,663            380,100               87,437               23%            380,100
Other Operating Expenses               62,697             17,000              -45,697             -269%             17,000
Shared Services                       251,277            297,468               46,191               16%            297,468
Insurance                             942,867          1,084,000              141,133               13%          1,084,000
Taxes other than Income               547,971            600,000               52,029                9%            600,000
General & Administrative            9,312,810          2,160,100           -7,152,710             -331%          2,160,100
SEI                                 1,382,884          1,293,000              -89,884               -7%          1,293,000
SCS                                   915,776            256,800             -658,976             -257%            256,800
---------------------------------------------------------------------------------------------------------------------------
Total O&M Expenses                 35,220,737         30,452,717           -4,768,020              -16%         30,452,717
---------------------------------------------------------------------------------------------------------------------------
Equity in MESC LLS Earnings                 0                  0                                                         0

Depreciation & Amortization        12,974,528         12,591,317             -383,211               -3%         12,591,317
Interest Expense                    3,200,164         28,875,574           25,675,410               89%         28,875,574
Interest Income                      -653,494           -121,473              532,021             -438%           -121,473
Impairment Loss                    95,541,494                  0          -95,541,494              N/M                   0
Minority Interest                     242,541                  0             -242,541              N/M                   0
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Tax          -69,740,296          3,574,180          -73,314,476            -2051%          3,574,180
Income Tax Exp (Benefit)          -26,552,963          1,367,119           27,920,083             2042%          1,367,119
---------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                 -43,187,333          2,207,061          -45,394,393            -2057%          2,207,061
---------------------------------------------------------------------------------------------------------------------------


                              Southern Energy, Inc.
                  Mobile Energy Services Income Statement 100%
                             Current Period: DEC-98
Currency: USD
No specific company requested
                                                                               Current Period

                                                        .............     ............     ..............     ..............
                                                           Actual            Budget           Variance          Variance %
                                                        .............     ............     ..............     ..............
Revenues
Demand Charges                                            4,747,907        4,656,873             91,034             2%
Variable Charges                                          2,409,885        2,616,181           -206,296            -8%
Compressed Air Sales                                         27,485           83,500            -56,015           -67%
Ash Disposal Revenue                                         65,625           57,000              8,625            15%
                                                       .............     ............     ..............     ..........
Total Revenues                                            7,250,902        7,413,554           -162,652            -2%
                                                       .............     ............     ..............     ..........

Fuel Expense:                                                                                         0
Purchased Gas                                               638,357          586,919            -51,438            -9%
Purchased Coal                                              370,392          395,038             24,646             6%
                                                       .............     ............     ..............     ..........
Total Fuel Expenses                                       1,008,749          981,957            -26,792            -3%
                                                       .............     ............     ..............     ..........

O&M Expense
Salaries & Wages                                          1,194,372          686,974           -507,398           -74%
Fringe Benefits & Payroll Taxes                             140,228          293,806            153,578            52%
Travel, Meals & Relocation                                   24,854           12,600            -12,254           -97%
Maintenance                                                 323,875          347,800             23,925             7%
Chemicals                                                   109,511           96,000             13,511            14%
Water & Efficient                                          -195,916           61,500            257,416           419%
Hauling Ash                                                  65,625           57,000             -8,625           -15%
Asbestos Removal                                                  0                0                  0            n/m
Environmental & Permitting                                    8,123            6,250             -1,873           -30%
Tools, Supplies & Equipment Rental                           13,368           36,600             23,232            63%
Other Operating Expenses                                      6,669            7,000                331             5%
Shared Services                                              23,866           24,789                923             4%
Insurance                                                    84,931           90,000              5,069             6%
Taxes Other Than Income Taxes                                45,625           50,000              4,375             9%
General & Administrative                                  1,342,375          102,550         -1,239,825         -1209%
SBI                                                         138,322           80,000            -58,322           -73%
SCS                                                          13,181           10,000             -3,181           -32%
                                                       .............     ............     ..............     ..........
Total O&M Expenses                                        3,339,009        1,962,869         -1,376,140           -70%
                                                       .............     ............     ..............     ..........

Depreciation & Amortization                               1,053,108        1,052,451               -657             0%
Interest Expense - Long Term Debt                         2,372,925        2,435,308             62,383             3%
Interst Income                                             -138,043          -55,000             83,043          -151%
Other                                                           325                0               -325            n/m
Minority Interest                                            -3,960                0              3,960            n/m
                                                       .............     ............     ..............     ..........

Income Before Income Tax                                   -381,214        1,035,969         -1,417,183          -137%
Income Tax                                                 -145,258          396,258            541,516           137%

                                                       .............     ............     ..............     ..........
Book Net Income                                            -235,956          639,711           -875,667          -137%
                                                       .............     ............     ..............     ..........

Financial Highlight Lag                                      10,945                0            -10,945      *****
Financial Highlight Tax                                      -3,831                0              3,831      *****
                                                       .............     ............     ..............     ..........
Financial Highlight Net                                    -243,070          639,711           -882,781          -138%
                                                       .............     ............     ..............     ..........

                              Southern Energy, Inc.
                  Mobile Energy Services Income Statement 100%
                             Current Period: DEC-98
Currency: USD
No specific company requested
                                                                                          Year to Date

                                         ................      .............   ..............     .............................
                                             Actual             Budget          Variance            Variance %   Annual Budget
                                         ................      .............   ..............     .............................


Revenues
Demand Charges                                57,271,789         57,457,310         -185,521               0%       57,457,310
Variable Charges                              25,807,625         26,203,699         -396,074              -2%       26,203,699
Compressed Air Sales                             669,486            720,000          -50,514              -7%          720,000
Ash Disposal Revenue                             657,443            702,000          -44,557              -6%          702,000
                                            .............      .............   ..............     ............   ..............
Total Revenues                                84,406,342         85,083,009         -676,667              -1%       85,083,009
                                            .............      .............   ..............     ............   ..............

Fuel Expense:
Purchased Gas                                  4,150,532          4,561,655          411,123               9%        4,561,655
Purchased Coal                                 3,417,353          3,999,702          582,349              15%        3,999,702
                                            .............      .............   ..............     ............   ..............
Total Fuel Expenses                            7,567,985          8,561,357          993,372              12%        8,561,357
                                            .............      .............   ..............     ............   ..............

O&M Expense
Salaries & Wages                               8,809,471          8,305,507         -503,964              -6%        8,305,507
Fringe Benefits & Payroll Taxes                2,595,293          3,599,188        1,003,895              28%        3,599,188
Travel, Meals & Relocation                       166,793            203,700           36,907              18%          203,700
Maintenance                                    6,485,577          7,851,000          239,190               3%        7,851,000
Chemicals                                      1,303,110          1,542,300          239,190              16%        1,542,300
Water & Efficient                                387,749            838,000          450,251              54%          838,000
Hauling Ash                                      657,443            702,000           44,557               6%          702,000
Asbestos Removal                                       0                  0                0              N/M                0
Environmental & Permitting                       175,933            202,000           26,067              13%          202,000
Tools, Supplies & Equipment Rental               352,137            287,600          -64,537             -22%          287,600
Other Operating Expenses                          39,554             84,000           44,446              53%           84,000
Shared Services                                  286,415            297,468           11,053               4%          297,468
Insurance                                      1,001,382          1,084,000           82,618               8%        1,084,000
Taxes Other Than Income Taxes                    548,197            600,000           51,803               9%          600,000
General & Administrative                       4,827,251          1,260,700       -3,566,551            -283%        1,260,700
SBI                                            1,160,949            913,000         -247,949             -27%          913,000
SCS                                              186,245            120,000          -66,245             -55%          120,000
                                            .............      .............   ..............     ............   ..............
Total O&M Expenses                            28,983,499         27,890,463       -1,093,036              -4%       27,890,463
                                            .............      .............   ..............     ............   ..............

Depreciation & Amortization                   12,394,054         12,522,553          128,499               1%       12,522,553
Interest Expense - Long Term Debt             29,140,100         29,429,205          289,105               1%       29,429,205
Interst Income                                  -950,946           -660,000          290,946             -44%         -660,000
Other                                                328                  0             -328              N/M                0
Minority Interest                                 71,576                  0          -71,576                                 0
                                            .............      .............   ..............     ............   ..............

Income Before Income Tax                       7,199,747          7,339,430         -139,683              -2%        7,339,430
Income Tax                                     2,754,460          2,807,334           52,874               2%        2,807,334

                                            .............      .............   ..............                    ..............
Book Net Income                                4,445,287          4,532,096          -86,809              -2%        4,532,096
                                            .............      .............   ..............                    ..............

Financial Highlight Lag                          -75,295                  0           75,295      *****                      0
Financial Highlight Tax                           26,353                  0          -26,353      *****                      0
                                            .............      .............   ..............     ............   ..............
Financial Highlight Net                        4,494,228          4,532,096          -37,868              -1%        4,532,096
                                            .............      .............   ..............     ............   ..............



                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                    Month Ending     Month Ending
                                                                                       1/31/00           2/29/00
                                                                                    --------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                           5,057,878       $5,288,712
     Budgeted Processing Charges                                                       2,886,563       $2,439,327
     Budgeted Pulp Mill Revenues (5)                                                          $0               $0
     Budgeted Compressed Air Charges                                                     $60,000          $60,000
     Budgeted Ash Diposal Revenue                                                        $44,000          $57,000
     Budgeted Grid Revenue (CT)                                                               $0               $0
     Budgeted Grid Revenue (Existing Plant)                                                   $0               $0
                                                                                       -----------------------------
                                             Net Revenue Variance                      2,099,588)      $3,357,481
                                        MESC Cash from Operations                      5,948,853      $11,202,520

              Monthly Normal Operating Cash Requirements (4)                           6,550,353)     ($4,946,899)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                            $0               $0

       Net Operating Cash Available From (Required For) Operations                     2,701,088)      $9,613,102


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                           $71,287          $71,287
     Interest on MESC Cash Balance to MESC Account                                       $62,397          $45,740
     Interest on KC Settlement Payment to MESC Account                                        $0               $0
                                                                                    --------------------------------

               Monthly Cash Available to Meet MESC Operating Cash Requirements         2,567,404)      $9,730,128


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                           2,567,404               $0
     Cash from Bondholder Account                                                             $0               $0
                     Total of Other Available Funds Committed to Operations            2,567,404               $0
                                                   Funding Shortfall                        None             None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                             $0      ($1,000,000)
Actual or Forecast of Allocated Development Cost                                          ($8,105)         ($4,154)
Contingency Reserve Balance                                                                     -         ($47,494)
Project Collateral Requirements                                                                $0               $0
                     Total Monthly Cogenerations Project Cash Requirements                ($8,105)     ($1,051,648)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                      $0               $0
     Roll-Over of Prior-Month Collateral & Contingency                                         $0               $0
     Other MESC Funds                                                                          $0               $0
     SEI Project Advances                                                                      $0               $0
     Cogeneration Development Financing Account                                                $0               $0
     Cash from MESC Account                                                                $8,105       $1,051,648
     Cash from (to) Bondholder Account                                                         $0               $0
                     Total of Other Available Funds Committed to Cogen Project             $8,105       $1,051,648
                                                   Funding Shortfall                         None            None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)             $0               $0
     Financing Cost Reserve                                                                     $0               $0
     KC Settlement Payment                                                                      $0               $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)              $0               $0
     Cash Paid-Out to Bondholders                                                               $0               $0
     MESH Funds Made Available by Southern                                                      $0               $0
     Maintenance Guaranty Funds Made Available By Southern                                      $0               $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                    $0               $0
                         Total of Other Sources of Cash                                         $0               $0


   Other Net Monthly Cash Disbursements--To (From) MESC                                  ($109,729)     ($1,050,648)
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC

                                                                           Opening
Projected Balance of Other Available Fund Accounts                         Balance
  SEI Turbine Financing                                                           $0                   $0
  SEI Project Contributions                                                       $0                   $0
  Cogeneration Development Financing Account                                      $0                   $0
  Cash Balance in MESC Accounts                                          $11,299,383           $8,614,145
  Cash Currently Available in Bondholder Account (1)                      $9,800,000           $9,800,000
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)                                       $0               $8,105


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                       Month Ending        Month Ending
                                                                                         3/31/00              4/30/00
                                                                                     -----------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                            $1,463,386          $1,463,386
     Budgeted Processing Charges                                                        $2,749,907          $2,552,720
     Budgeted Pulp Mill Revenues (5)                                                            $0                  $0
     Budgeted Compressed Air Charges                                                       $66,967             $63,161
     Budgeted Ash Diposal Revenue                                                          $55,000             $55,000
     Budgeted Grid Revenue (CT)                                                                 $0                  $0
     Budgeted Grid Revenue (Existing Plant)                                                     $0                  $0
                                                                                     -----------------------------------
                                             Net Revenue Variance                       $3,775,713           ($452,235)
                                        MESC Cash from Operations                       $8,110,973          $3,682,032

                    Monthly Normal Operating Cash Requirements (4)                     ($4,168,524)        ($5,071,528)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                              $0                  $0

                  Net Operating Cash Available From (Required For) Operations           $3,942,449         ($1,389,496)


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                             $71,287             $71,287
     Interest on MESC Cash Balance to MESC Account                                         $95,412             $72,165
     Interest on KC Settlement Payment to MESC Account                                          $0                  $0
                                                                                    ------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements    $4,109,148         ($1,246,045)


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                    $0          $1,246,045
     Cash from Bondholder Account                                                               $0                  $0
                     Total of Other Available Funds Committed to Operations                     $0          $1,246,045
                                                   Funding Shortfall                     None                None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                               $0            ($37,200)
Actual or Forecast of Allocated Development Cost                                           ($32,931)           ($40,359)
Contingency Reserve Balance                                                                ($47,494)           ($47,494)
Project Collateral Requirements                                                                  $0         ($4,000,000)
                     Total Monthly Cogenerations Project Cash Requirements                 ($80,424)        ($4,125,053)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                        $0                  $0
     Roll-Over of Prior-Month Collateral & Contingency                                      $47,494             $47,494
     Other MESC Funds                                                                            $0                  $0
     SEI Project Advances                                                                        $0                  $0
     Cogeneration Development Financing Account                                                  $0                  $0
     Cash from MESC Account                                                                 $32,931          $4,077,559
     Cash from (to) Bondholder Account                                                           $0                  $0
                     Total of Other Available Funds Committed to Cogen Project              $80,424          $4,125,053
                                                   Funding Shortfall                           None                None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)               $0                  $0
     Financing Cost Reserve                                                                       $0                  $0
     KC Settlement Payment                                                                        $0                  $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                $0                  $0
     Cash Paid-Out to Bondholders                                                                 $0                  $0
     MESH Funds Made Available by Southern                                                        $0                  $0
     Maintenance Guaranty Funds Made Available By Southern                                        $0                  $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                      $0                  $0
                         Total of Other Sources of Cash                                           $0                  $0


   Other Net Monthly Cash Disbursements--To (From) MESC                                   $4,004,268         ($4,077,559)
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC

                                                                           Opening
Projected Balance of Other Available Fund Accounts                         Balance
  SEI Turbine Financing                                                           $0              $0                  $0
  SEI Project Contributions                                                       $0              $0                  $0
  Cogeneration Development Financing Account                                      $0              $0                  $0
  Cash Balance in MESC Accounts                                          $11,299,383     $24,038,737         $14,637,574
  Cash Currently Available in Bondholder Account (1)                      $9,800,000      $9,800,000          $9,800,000
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)                                       $0         $80,424          $4,125,053


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                       Month Ending        Month Ending
                                                                                         5/31/00              6/30/00
                                                                                    ---------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                            $1,463,384          $1,463,385
     Budgeted Processing Charges                                                        $2,608,756          $2,532,202
     Budgeted Pulp Mill Revenues (5)                                                            $0                  $0
     Budgeted Compressed Air Charges                                                       $44,109             $20,148
     Budgeted Ash Diposal Revenue                                                          $56,597             $54,413
     Budgeted Grid Revenue (CT)                                                                 $0                  $0
     Budgeted Grid Revenue (Existing Plant)                                                     $0                  $0
                                                                                    ---------------------------------------
                                             Net Revenue Variance                         $406,949            $192,519
                                        MESC Cash from Operations                       $4,579,795          $4,262,667

                    Monthly Normal Operating Cash Requirements (4)                     ($4,886,523)        ($5,008,896)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                              $0                  $0

                  Net Operating Cash Available From (Required For) Operations            ($306,728)          ($746,229)


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                             $71,287             $71,287
     Interest on MESC Cash Balance to MESC Account                                         $52,892             $71,135
     Interest on KC Settlement Payment to MESC Account                                    $266,162            $153,821
                                                                                    ---------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements       $83,613           ($449,987)


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                    $0            $449,987
     Cash from Bondholder Account                                                               $0                  $0
                     Total of Other Available Funds Committed to Operations                     $0            $449,987
                                                   Funding Shortfall                          None                None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                          ($3,750)            ($3,750)
Actual or Forecast of Allocated Development Cost                                          ($288,838)          ($271,550)
Contingency Reserve Balance                                                                ($47,494)           ($47,494)
Project Collateral Requirements                                                         ($4,500,000)        ($5,000,000)
                     Total Monthly Cogenerations Project Cash Requirements              ($4,840,081)        ($5,322,793)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                        $0                  $0
     Roll-Over of Prior-Month Collateral & Contingency                                   $4,047,494          $4,547,494
     Other MESC Funds                                                                            $0                  $0
     SEI Project Advances                                                                        $0                  $0
     Cogeneration Development Financing Account                                                  $0                  $0
     Cash from MESC Account                                                                $792,588            $775,300
     Cash from (to) Bondholder Account                                                           $0                  $0
                     Total of Other Available Funds Committed to Cogen Project           $4,840,081          $5,322,793
                                                   Funding Shortfall                           None                None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)               $0                  $0
     Financing Cost Reserve                                                                       $0                  $0
     KC Settlement Payment                                                                        $0                  $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                $0                  $0
     Cash Paid-Out to Bondholders                                                                 $0                  $0
     MESH Funds Made Available by Southern                                                        $0                  $0
     Maintenance Guaranty Funds Made Available By Southern                                        $0                  $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                      $0                  $0
                         Total of Other Sources of Cash                                           $0                  $0


   Other Net Monthly Cash Disbursements--To (From) MESC                                    ($792,588)          ($786,432)
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC

                                                                   Opening
Projected Balance of Other Available Fund Accounts                  Balance
  SEI Turbine Financing                                                             $0                  $0
  SEI Project Contributions                                                         $0                  $0
  Cogeneration Development Financing Account                                        $0                  $0
  Cash Balance in MESC Accounts                                            $13,052,399         $11,040,681
  Cash Currently Available in Bondholder Account (1)                        $9,800,000          $9,800,000
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)                                 $4,840,081          $5,322,793


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                              Month Ending         Month Ending
                                                                                                7/31/00              8/31/00
                                                                                        ------------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                   $1,077,413           $1,077,413
     Budgeted Processing Charges                                                               $2,960,193           $2,980,979
     Budgeted Pulp Mill Revenues (5)                                                                   $0                   $0
     Budgeted Compressed Air Charges                                                              $60,667              $62,051
     Budgeted Ash Diposal Revenue                                                                 $55,000              $55,000
     Budgeted Grid Revenue (CT)                                                                        $0                   $0
     Budgeted Grid Revenue (Existing Plant)                                                       $50,000              $50,000
                                                                                        ------------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                              $4,203,273           $4,225,443

                    Monthly Normal Operating Cash Requirements (4)                            ($4,730,130)         ($5,372,551)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                     $0                   $0

                  Net Operating Cash Available From (Required For) Operations                   ($526,857)         ($1,147,108)


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                    $71,287              $45,122
     Interest on MESC Cash Balance to MESC Account                                                $53,179              $46,375
     Interest on KC Settlement Payment to MESC Account                                           $152,750             $152,750
                                                                                    ----------------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements            ($249,641)           ($902,861)


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                     $249,641             $902,861
     Cash from Bondholder Account                                                                      $0                   $0
                     Total of Other Available Funds Committed to Operations                      $249,641             $902,861
                                                   Funding Shortfall                                 None                 None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                                 ($7,500)           ($142,500)
Actual or Forecast of Allocated Development Cost                                                 ($155,569)           ($115,521)
Contingency Reserve Balance                                                                       ($47,494)            ($54,750)
Project Collateral Requirements                                                                ($6,000,000)         ($7,000,000)
                     Total Monthly Cogenerations Project Cash Requirements                     ($6,210,563)         ($7,312,771)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                               $0                   $0
     Roll-Over of Prior-Month Collateral & Contingency                                          $5,047,494           $6,047,494
     Other MESC Funds                                                                                   $0                   $0
     SEI Project Advances                                                                               $0                   $0
     Cogeneration Development Financing Account                                                         $0                   $0
     Cash from MESC Account                                                                     $1,163,069           $1,265,278
     Cash from (to) Bondholder Account                                                                  $0                   $0
                     Total of Other Available Funds Committed to Cogen Project                  $6,210,563           $7,312,771
                                                   Funding Shortfall                                  None                 None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                      $0                   $0
     Financing Cost Reserve                                                                              $0                   $0
     KC Settlement Payment                                                                               $0                   $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                       $0           $5,000,000
     Cash Paid-Out to Bondholders                                                                        $0                   $0
     MESH Funds Made Available by Southern                                                               $0                   $0
     Maintenance Guaranty Funds Made Available By Southern                                               $0                   $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                             $0                   $0
                         Total of Other Sources of Cash                                                  $0           $5,000,000


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)                               ($432,143)            ($432,143
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC

                                                                           Opening
Projected Balance of Other Available Fund Accounts                         Balance
  SEI Turbine Financing                                                                                 $0                   $0
  SEI Project Contributions                                                                             $0                   $0
  Cogeneration Development Financing Account                                                            $0                   $0
  Cash Balance in MESC Accounts                                                                 $9,627,971           $7,459,832
  Cash Currently Available in Bondholder Account (1)                                            $9,367,857          $13,935,714
  MESC Investment & Reserves in Cogeneration Project(Pre-Project Finance Closing)               $6,210,563           $7,312,771


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                            Month Ending        Month Ending
                                                                                               9/30/00            10/31/00
                                                                                        ----------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                 $1,077,413          $1,077,413
     Budgeted Processing Charges                                                             $2,914,455          $3,096,907
     Budgeted Pulp Mill Revenues (5)                                                                 $0                  $0
     Budgeted Compressed Air Charges                                                            $65,181             $67,682
     Budgeted Ash Diposal Revenue                                                               $55,000             $55,000
     Budgeted Grid Revenue (CT)                                                                      $0                  $0
     Budgeted Grid Revenue (Existing Plant)                                                     $15,000                  $0
                                                                                        ------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                            $4,127,049          $4,297,002

                    Monthly Normal Operating Cash Requirements (4)                          ($5,882,314)        ($7,285,898)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                   $0                  $0

                  Net Operating Cash Available From (Required For) Operations               ($1,755,265)        ($2,988,896)


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                  $67,124             $63,983
     Interest on MESC Cash Balance to MESC Account                                              $35,932             $23,192
     Interest on KC Settlement Payment to MESC Account                                         $152,750            $152,750
                                                                                    ----------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements        ($1,499,460)        ($2,748,972)


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                 $1,499,460          $2,748,972
     Cash from Bondholder Account                                                                    $0                  $0
                     Total of Other Available Funds Committed to Operations                  $1,499,460          $2,748,972
                                                   Funding Shortfall                          None                None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                              ($58,064)           ($66,507)
Actual or Forecast of Allocated Development Cost                                                ($84,845)          ($102,489)
Contingency Reserve Balance                                                                     ($57,311)           ($60,256)
Project Collateral Requirements                                                              ($8,000,000)        ($9,114,550)
                     Total Monthly Cogenerations Project Cash Requirements                   ($8,200,220)        ($9,343,803)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                             $0             $23,212
     Roll-Over of Prior-Month Collateral & Contingency                                        $7,054,750          $8,057,311
     Other MESC Funds                                                                                 $0                  $0
     SEI Project Advances                                                                             $0                  $0
     Cogeneration Development Financing Account                                                       $0          $1,263,280
     Cash from MESC Account                                                                   $1,145,470                  $0
     Cash from (to) Bondholder Account                                                                $0                  $0
                     Total of Other Available Funds Committed to Cogen Project                $8,200,220          $9,343,803
                                                   Funding Shortfall                                None                None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                    $0                  $0
     Financing Cost Reserve                                                                            $0                  $0
     KC Settlement Payment                                                                             $0                  $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                     $0                  $0
     Cash Paid-Out to Bondholders                                                                      $0                  $0
     MESH Funds Made Available by Southern                                                     $2,119,094                  $0
     Maintenance Guaranty Funds Made Available By Southern                                     $2,700,000                  $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                           $0                  $0
                         Total of Other Sources of Cash                                        $4,819,094                  $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)                               ($432,143)          ($432,143)
   MESC Contribution to Pulp Mill Preservation                                                  ($110,000)          ($110,000)
   Reserve for Reliability Penalty Paid to KCTC                                                 ($110,000)

                                                                                        Opening
Projected Balance of Other Available Fund Accounts                                      Balance
  SEI Turbine Financing                                                                                $0                  $0
  SEI Project Contributions                                                                            $0                  $0
  Cogeneration Development Financing Account                                                   $4,819,094          $3,555,814
  Cash Balance in MESC Accounts                                                                $4,814,902          $2,065,930
  Cash Currently Available in Bondholder Account (1)                                          $13,283,571         $12,741,428
  MESC Investment & Reserves in Cogeneration Project(Pre-Project Finance Closing)              $8,200,220          $9,343,803


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                           Month Ending        Month Ending
                                                                                             11/30/00            12/31/00
                                                                                        -------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                $1,077,413          $1,077,413
     Budgeted Processing Charges                                                            $3,007,523          $3,282,006
     Budgeted Pulp Mill Revenues (5)                                                                $0                  $0
     Budgeted Compressed Air Charges                                                           $67,682             $67,134
     Budgeted Ash Diposal Revenue                                                              $55,000             $55,000
     Budgeted Grid Revenue (CT)                                                                     $0                  $0
     Budgeted Grid Revenue (Existing Plant)                                                         $0                  $0
                                                                                        --------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                           $4,207,618          $4,481,553

                    Monthly Normal Operating Cash Requirements (4)                         ($6,383,063)        ($6,307,874)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                  $0                  $0

                  Net Operating Cash Available From (Required For) Operations              ($2,175,445)        ($1,826,322)


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                 $61,371             $58,760
     Interest on MESC Cash Balance to MESC Account                                              $9,951                $552
     Interest on KC Settlement Payment to MESC Account                                        $152,750            $152,750
                                                                                    -------------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements       ($1,951,373)        ($1,614,260)


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                $1,951,373            $114,557
     Cash from Bondholder Account                                                                   $0          $1,499,702
                     Total of Other Available Funds Committed to Operations                 $1,951,373          $1,614,260
                                                   Funding Shortfall                         None                None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                            ($783,105)          ($458,235)
Actual or Forecast of Allocated Development Cost                                               ($53,361)           ($51,846)
Contingency Reserve Balance                                                                   ($100,122)          ($123,440)
Project Collateral Requirements                                                            ($10,329,550)       ($10,329,550)
                     Total Monthly Cogenerations Project Cash Requirements                 ($11,266,138)       ($10,963,072)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                       $17,127              $7,136
     Roll-Over of Prior-Month Collateral & Contingency                                       $9,174,806         $10,429,672
     Other MESC Funds                                                                                $0                  $0
     SEI Project Advances                                                                            $0                  $0
     Cogeneration Development Financing Account                                              $2,074,205            $526,263
     Cash from MESC Account                                                                          $0                  $0
     Cash from (to) Bondholder Account                                                               $0                  $0
                     Total of Other Available Funds Committed to Cogen Project              $11,266,138         $10,963,072
                                                   Funding Shortfall                               None                None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                   $0                  $0
     Financing Cost Reserve                                                                           $0                  $0
     KC Settlement Payment                                                                            $0                  $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                    $0                  $0
     Cash Paid-Out to Bondholders                                                                     $0                  $0
     MESH Funds Made Available by Southern                                                            $0                  $0
     Maintenance Guaranty Funds Made Available By Southern                                            $0                  $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                          $0                  $0
                         Total of Other Sources of Cash                                               $0                  $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)                              ($432,143)          ($432,143)
   MESC Contribution to Pulp Mill Preservation                                                 ($110,000)          ($110,000)
   Reserve for Reliability Penalty Paid to KCTC

                                                                           Opening
Projected Balance of Other Available Fund Accounts                         Balance
  SEI Turbine Financing                                                                               $0                  $0
  SEI Project Contributions                                                                           $0                  $0
  Cogeneration Development Financing Account                                                  $1,481,609            $955,346
  Cash Balance in MESC Accounts                                                                 $114,557                  $0
  Cash Currently Available in Bondholder Account (1)                                         $12,199,285         $10,157,440
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)                                                  $11,266,138         $10,963,072


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                              Month Ending        Month Ending
                                                                                                1/31/01              2/28/01
                                                                                        ----------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                     $894,685            $894,685
     Budgeted Processing Charges                                                               $3,200,350          $2,901,860
     Budgeted Pulp Mill Revenues (5)                                                                   $0                  $0
     Budgeted Compressed Air Charges                                                              $67,585             $65,753
     Budgeted Ash Diposal Revenue                                                                 $56,100             $56,100
     Budgeted Grid Revenue (CT)                                                                        $0                  $0
     Budgeted Grid Revenue (Existing Plant)                                                            $0                  $0
                                                                                        ----------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                              $4,218,720          $3,918,398

                    Monthly Normal Operating Cash Requirements (4)                            ($3,982,665)        ($3,459,307)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                     $0                  $0

                  Net Operating Cash Available From (Required For) Operations                    $236,054            $459,092


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                    $48,925             $43,130
     Interest on MESC Cash Balance to MESC Account                                                     $0              $1,137
     Interest on KC Settlement Payment to MESC Account                                           $534,625                  $0
                                                                                    --------------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements             $819,604            $503,359


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                           $0                  $0
     Cash from Bondholder Account                                                                      $0                  $0
                     Total of Other Available Funds Committed to Operations                            $0                  $0
                                                   Funding Shortfall                                 None                None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                          ($1,239,239.39)        ($1,277,091)
Actual or Forecast of Allocated Development Cost                                                  ($36,180)           ($36,553)
Contingency Reserve Balance                                                                      ($168,859)          ($216,204)
Project Collateral Requirements                                                               ($10,329,550)       ($10,329,550)
                     Total Monthly Cogenerations Project Cash Requirements                    ($11,773,828)       ($11,859,398)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                           $4,602                  $0
     Roll-Over of Prior-Month Collateral & Contingency                                         $10,452,990         $10,498,409
     Other MESC Funds                                                                                   $0                  $0
     SEI Project Advances                                                                               $0                  $0
     Cogeneration Development Financing Account                                                   $955,346                  $0
     Cash from MESC Account                                                                             $0            $236,054
     Cash from (to) Bondholder Account                                                            $360,890          $1,124,935
                     Total of Other Available Funds Committed to Cogen Project                 $11,773,828         $11,859,398
                                                   Funding Shortfall                                  None                None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                      $0                  $0
     Financing Cost Reserve                                                                              $0                  $0
     KC Settlement Payment                                                                               $0                  $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                       $0                  $0
     Cash Paid-Out to Bondholders                                                                        $0                  $0
     MESH Funds Made Available by Southern                                                               $0                  $0
     Maintenance Guaranty Funds Made Available By Southern                                               $0                  $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                             $0                  $0
                         Total of Other Sources of Cash                                                  $0                  $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)                                 ($732,143)          ($432,143)
   MESC Contribution to Pulp Mill Preservation                                                    ($110,000)          ($110,000)
   Reserve for Reliability Penalty Paid to KCTC

                                                                           Opening
Projected Balance of Other Available Fund Accounts                         Balance
  SEI Turbine Financing                                                                                   $0                  $0
  SEI Project Contributions                                                                               $0                  $0
  Cogeneration Development Financing Account                                                              $0                  $0
  Cash Balance in MESC Accounts                                                                     $236,054            $459,092
  Cash Currently Available in Bondholder Account (1)                                              $8,954,407          $7,829,472
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)                                                      $11,773,828         $11,859,398


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                               Month Ending         Month Ending
                                                                                                  3/31/01             4/30/01
                                                                                        ----------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                    $1,087,219           $1,087,219
     Budgeted Processing Charges                                                                $3,058,853           $2,873,865
     Budgeted Pulp Mill Revenues (5)                                                                    $0                   $0
     Budgeted Compressed Air Charges                                                               $68,306              $64,424
     Budgeted Ash Diposal Revenue                                                                  $56,100              $56,100
     Budgeted Grid Revenue (CT)                                                                         $0                   $0
     Budgeted Grid Revenue (Existing Plant)                                                             $0                   $0
                                                                                        ----------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                               $4,270,479           $4,081,608

                    Monthly Normal Operating Cash Requirements (4)                             ($3,754,564)         ($4,444,737)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                      $0                   $0

                  Net Operating Cash Available From (Required For) Operations                     $515,914            ($363,128)


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                     $37,712              $31,356
     Interest on MESC Cash Balance to MESC Account                                                  $2,211               $2,485
     Interest on KC Settlement Payment to MESC Account                                                  $0                   $0
                                                                                    --------------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements              $555,837            ($329,288)


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                            $0             $329,288
     Cash from Bondholder Account                                                                       $0                   $0
                     Total of Other Available Funds Committed to Operations                             $0             $329,288
                                                   Funding Shortfall                                  None                 None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                              ($1,678,128)        ($38,583,604
Actual or Forecast of Allocated Development Cost                                                   ($32,865)            ($34,356
Contingency Reserve Balance                                                                       ($283,971)           ($797,364
Project Collateral Requirements                                                                ($10,329,550)         ($1,215,000
                     Total Monthly Cogenerations Project Cash Requirements                     ($12,324,514)        ($40,630,325


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                                $0             $179,758
     Roll-Over of Prior-Month Collateral & Contingency                                          $10,545,754          $10,613,521
     Other MESC Funds                                                                                    $0                   $0
     SEI Project Advances                                                                                $0                   $0
     Cogeneration Development Financing Account                                                          $0          $29,837,046
     Cash from MESC Account                                                                        $459,092                   $0
     Cash from (to) Bondholder Account                                                           $1,319,669                   $0
                     Total of Other Available Funds Committed to Cogen Project                  $12,324,514          $40,630,325
                                                   Funding Shortfall                                   None                 None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)              $57,706,432                   $
     Financing Cost Reserve                                                                      ($8,062,000)                  $
     KC Settlement Payment                                                                                $0                   $
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                        $0                   $
     Cash Paid-Out to Bondholders                                                                         $0                   $
     MESH Funds Made Available by Southern                                                                $0                   $
     Maintenance Guaranty Funds Made Available By Southern                                                $0                   $
     Initial Funding of LTSA and Operational C/T Spare Parts                                              $0                   $
                         Total of Other Sources of Cash                                          $49,644,432                   $


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)                                  ($732,143)           ($432,14
   MESC Contribution to Pulp Mill Preservation                                                     ($110,000)           ($110,00
   Reserve for Reliability Penalty Paid to KCTC

                                                                                         Opening
Projected Balance of Other Available Fund Accounts                                       Balance
  SEI Turbine Financing                                                                                   $0                   $
  SEI Project Contributions                                                                               $0                   $
  Cogeneration Development Financing Account                                                     $37,319,918           $7,482,87
  Cash Balance in MESC Accounts                                                                     $515,914             $186,62
  Cash Currently Available in Bondholder Account (1)                                              $6,509,803           $6,509,80
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)                                                      $12,324,514                  $0


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                                  Month Ending        Month Ending
                                                                                                     5/31/01             6/30/01
                                                                                        --------------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                  $1,087,219           $1,098,961
     Budgeted Processing Charges                                                              $3,042,541           $2,905,592
     Budgeted Pulp Mill Revenues (5)                                                                  $0                   $0
     Budgeted Compressed Air Charges                                                             $60,959              $65,450
     Budgeted Ash Diposal Revenue                                                                $56,100              $56,100
     Budgeted Grid Revenue (CT)                                                                       $0                   $0
     Budgeted Grid Revenue (Existing Plant)                                                           $0             $216,300
                                                                                        -----------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                             $4,246,819           $4,342,404

                    Monthly Normal Operating Cash Requirements (4)                           ($3,752,372)         ($3,672,749)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                    $0                   $0

                  Net Operating Cash Available From (Required For) Operations                   $494,447             $669,655


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                   $31,356              $31,356
     Interest on MESC Cash Balance to MESC Account                                                  $899               $3,281
     Interest on KC Settlement Payment to MESC Account                                                $0                   $0
                                                                                    ---------------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements            $526,702             $704,291


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                          $0                   $0
     Cash from Bondholder Account                                                                     $0                   $0
                     Total of Other Available Funds Committed to Operations                           $0                   $0
                                                   Funding Shortfall                           None                 None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                            ($2,202,804)         ($2,453,616)
Actual or Forecast of Allocated Development Cost                                                 ($28,066)            ($23,044)
Contingency Reserve Balance                                                                     ($891,846)           ($999,100)
Project Collateral Requirements                                                               ($1,215,000)         ($1,215,000)
                     Total Monthly Cogenerations Project Cash Requirements                    ($4,337,716)         ($4,690,760)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                         $36,042              $10,373
     Roll-Over of Prior-Month Collateral & Contingency                                         $2,012,364           $2,106,846
     Other MESC Funds                                                                                  $0                   $0
     SEI Project Advances                                                                              $0                   $0
     Cogeneration Development Financing Account                                                $2,289,309           $2,153,563
     Cash from MESC Account                                                                            $0             $419,978
     Cash from (to) Bondholder Account                                                                 $0                   $0
                     Total of Other Available Funds Committed to Cogen Project                 $4,337,716           $4,690,760
                                                   Funding Shortfall         None                None                 None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                     $0                   $0
     Financing Cost Reserve                                                                             $0                   $0
     KC Settlement Payment                                                                              $0          $30,800,000
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                      $0                   $0
     Cash Paid-Out to Bondholders                                                                       $0                   $0
     MESH Funds Made Available by Southern                                                              $0                   $0
     Maintenance Guaranty Funds Made Available By Southern                                              $0                   $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                   ($3,040,000)                  $0
                         Total of Other Sources of Cash                                        ($3,040,000)         $30,800,000


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims                                                                              ($5,032,396)
Unpaid Trade Claims (Estimated) (9)                                                                                  $2,982,396
Unpaid Professional Fees (Hold-Back) (Estimated)                                                                       $425,000
Unpaid Professional Fees (Current Month) (Estimated)                                                                   $425,000
Contingent Professional Fees                                                                                         $1,200,000
Unclassified: Allowed Priority Tax Claims                                                                                    $0
Class 1: Allowed Priority Claims                                                                                             $0
Class 2: Allowed Working Capital Claims                                                                                      $0
Class 3: Southern Post-Petition Claims (8)                                                                          ($4,900,000)
Post-Petition O&M Claims (Estimated)                                                                                         $0
Turbine Option Fee                                                                                                   $2,900,000
Reserve for Severance Costs                                                                                          $2,000,000
Unpaid Cogneration Development Costs (Estimated)                                                                             $0
Class 4: Allowed First Mortgage Bondholder Claims                                                                            $0
Class 5: Allowed Tax-Exempt Bondholder Claims                                                                                $0
Class 6: Allowed Other Secured Claims                                                                                        $0
Class 7: Allowed Unsecured Claims (Estimated)                                                                         ($431,286)
Class 8: Allowed Southern Pre-Petition Claims                                                                                $0
Class 9: Mobile Energy Equity Interest                                                                                       $0
Class 10: Holding Equity Claims                                                                                              $0
   Bondholder Professional Fees--Paid from Bondholder Account (6)                                ($432,143)           ($832,143)
   MESC Contribution to Pulp Mill Preservation                                                   ($110,000)           ($110,000)
   Reserve for Reliability Penalty Paid to KCTC

                                                                                         Opening
Projected Balance of Other Available Fund Accounts                                       Balance
  SEI Turbine Financing                                                                                 $0                   $0
  SEI Project Contributions                                                                             $0                   $0
  Cogeneration Development Financing Account                                                    $2,153,563          $30,800,000
  Cash Balance in MESC Accounts                                                                   $681,074             $930,750
  Cash Currently Available in Bondholder Account (1)                                            $6,509,803           $5,887,134
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                                Month Ending        Month Ending
                                                                                                  7/31/01             8/31/01
                                                                                        ----------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                   $1,098,961          $1,098,961
     Budgeted Processing Charges                                                               $3,019,397          $3,040,599
     Budgeted Pulp Mill Revenues (5)                                                                   $0                  $0
     Budgeted Compressed Air Charges                                                              $61,880             $63,292
     Budgeted Ash Diposal Revenue                                                                 $56,100             $56,100
     Budgeted Grid Revenue (CT)                                                                        $0                  $0
     Budgeted Grid Revenue (Existing Plant)                                                      $270,375            $270,375
                                                                                        ----------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                              $4,506,714          $4,529,327

                    Monthly Normal Operating Cash Requirements (4)                            ($3,362,271)        ($3,362,271)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                     $0                  $0

                  Net Operating Cash Available From (Required For) Operations                  $1,144,442          $1,167,055


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                    $28,356             $28,356
     Interest on MESC Cash Balance to MESC Account                                                 $4,483              $9,996
     Interest on KC Settlement Payment to MESC Account                                                 $0                  $0
                                                                                    --------------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements           $1,177,282          $1,205,407


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                           $0                  $0
     Cash from Bondholder Account                                                                      $0                  $0
                     Total of Other Available Funds Committed to Operations                            $0                  $0
                                                   Funding Shortfall                                 None                None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                             ($2,715,368)        ($4,001,138)
Actual or Forecast of Allocated Development Cost                                                  ($32,484)           ($34,714)
Contingency Reserve Balance                                                                    ($2,410,469)        ($2,599,960)
Project Collateral Requirements                                                                ($1,215,000)        ($1,215,000)
                     Total Monthly Cogenerations Project Cash Requirements                     ($6,373,322)        ($7,850,812)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                         $148,353            $129,034
     Roll-Over of Prior-Month Collateral & Contingency                                          $2,214,100          $3,625,469
     Other MESC Funds                                                                                   $0                  $0
     SEI Project Advances                                                                               $0                  $0
     Cogeneration Development Financing Account                                                 $4,010,868          $4,096,308
     Cash from MESC Account                                                                             $0                  $0
     Cash from (to) Bondholder Account                                                                  $0                  $0
                     Total of Other Available Funds Committed to Cogen Project                  $6,373,322          $7,850,812
                                                   Funding Shortfall                                  None                None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                      $0                  $0
     Financing Cost Reserve                                                                              $0                  $0
     KC Settlement Payment                                                                               $0                  $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                       $0                  $0
     Cash Paid-Out to Bondholders                                                                        $0                  $0
     MESH Funds Made Available by Southern                                                               $0                  $0
     Maintenance Guaranty Funds Made Available By Southern                                               $0                  $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                             $0                  $0
                         Total of Other Sources of Cash                                                  $0                  $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC

                                                                                          Opening
Projected Balance of Other Available Fund Accounts                                       Balance
  SEI Turbine Financing                                                                                  $0                  $0
  SEI Project Contributions                                                                              $0                  $0
  Cogeneration Development Financing Account                                                    $26,789,132         $22,692,823
  Cash Balance in MESC Accounts                                                                  $2,075,192          $3,242,248
  Cash Currently Available in Bondholder Account (1)                                             $5,887,134          $5,887,134
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                                   Month Ending        Month Ending
                                                                                                    9/30/01             10/31/01
                                                                                        -------------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                      $1,098,961          $1,098,961
     Budgeted Processing Charges                                                                  $2,972,744          $3,158,846
     Budgeted Pulp Mill Revenues (5)                                                                      $0            $978,528
     Budgeted Compressed Air Charges                                                                 $66,485             $69,036
     Budgeted Ash Diposal Revenue                                                                    $56,100             $56,100
     Budgeted Grid Revenue (CT)                                                                           $0                  $0
     Budgeted Grid Revenue (Existing Plant)                                                         $216,300                  $0
                                                                                          --------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                                 $4,410,590          $5,361,471

                    Monthly Normal Operating Cash Requirements (4)                               ($3,557,135)        ($3,671,955)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                        $0                  $0

                  Net Operating Cash Available From (Required For) Operations                       $853,455          $1,689,515


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                       $28,356             $28,356
     Interest on MESC Cash Balance to MESC Account                                                   $15,617             $19,728
     Interest on KC Settlement Payment to MESC Account                                                    $0                  $0
                                                                                          --------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements                $897,429          $1,737,599


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                              $0                  $0
     Cash from Bondholder Account                                                                         $0                  $0
                     Total of Other Available Funds Committed to Operations                               $0                  $0
                                                   Funding Shortfall                                    None                 None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                               ($2,994,061)        ($5,338,767)
Actual or Forecast of Allocated Development Cost                                                    ($34,499)           ($37,324)
Contingency Reserve Balance                                                                      ($2,734,738)        ($2,996,453)
Project Collateral Requirements                                                                  ($1,215,000)        ($1,215,000)
                     Total Monthly Cogenerations Project Cash Requirements                       ($6,978,298)        ($9,587,544)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                           $109,304             $94,594
     Roll-Over of Prior-Month Collateral & Contingency                                            $3,814,960          $3,949,738
     Other MESC Funds                                                                                     $0                  $0
     SEI Project Advances                                                                                 $0                  $0
     Cogeneration Development Financing Account                                                   $3,054,034          $5,543,212
     Cash from MESC Account                                                                               $0                  $0
     Cash from (to) Bondholder Account                                                                    $0                  $0
                     Total of Other Available Funds Committed to Cogen Project                    $6,978,298          $9,587,544
                                                   Funding Shortfall                                    None                None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                       $0                  $0
     Financing Cost Reserve                                                                               $0                  $0
     KC Settlement Payment                                                                                $0                  $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                        $0                  $0
     Cash Paid-Out to Bondholders                                                                         $0                  $0
     MESH Funds Made Available by Southern                                                                $0                  $0
     Maintenance Guaranty Funds Made Available By Southern                                                $0                  $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                              $0                  $0
                         Total of Other Sources of Cash                                                   $0                  $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC

                                                                                         Opening
Projected Balance of Other Available Fund Accounts                                       Balance
  SEI Turbine Financing                                                                                    $0                  $0
  SEI Project Contributions                                                                                $0                  $0
  Cogeneration Development Financing Account                                                      $19,638,789         $14,095,577
  Cash Balance in MESC Accounts                                                                    $4,095,703          $5,785,218
  Cash Currently Available in Bondholder Account (1)                                               $5,887,134          $5,887,134
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                                   Month Ending   Month Ending
                                                                                                      11/30/01       12/31/01
                                                                                              -------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                        $1,098,961     $1,098,961
     Budgeted Processing Charges                                                                    $3,067,674     $3,347,646
     Budgeted Pulp Mill Revenues (5)                                                                  $978,528       $978,528
     Budgeted Compressed Air Charges                                                                   $69,036        $68,477
     Budgeted Ash Diposal Revenue                                                                      $56,100        $56,100
     Budgeted Grid Revenue (CT)                                                                             $0             $0
     Budgeted Grid Revenue (Existing Plant)                                                                 $0             $0
                                                                                              -------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                                   $5,270,299     $5,549,712

                    Monthly Normal Operating Cash Requirements (4)                                 ($3,417,670)   ($3,781,590)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                          $0             $0

                  Net Operating Cash Available From (Required For) Operations                       $1,852,629     $1,768,122


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                         $28,356        $28,356
     Interest on MESC Cash Balance to MESC Account                                                     $27,865        $36,789
     Interest on KC Settlement Payment to MESC Account                                                      $0             $0
                                                                                              -------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements                $1,908,851     $1,833,268


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                                $0             $0
     Cash from Bondholder Account                                                                           $0             $0
                     Total of Other Available Funds Committed to Operations                                 $0             $0
                                                   Funding Shortfall                                      None           None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                                  ($2,734,958)   ($2,366,896)
Actual or Forecast of Allocated Development Cost                                                       ($33,674)      ($35,139)
Contingency Reserve Balance                                                                         ($3,118,034)   ($3,220,871)
Project Collateral Requirements                                                                     ($1,215,000)   ($1,215,000)
                     Total Monthly Cogenerations Project Cash Requirements                          ($7,101,666)   ($6,837,906)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                               $67,894        $54,300
     Roll-Over of Prior-Month Collateral & Contingency                                               $4,211,453     $4,333,034
     Other MESC Funds                                                                                        $0             $0
     SEI Project Advances                                                                                    $0             $0
     Cogeneration Development Financing Account                                                      $2,822,320     $2,450,572
     Cash from MESC Account                                                                                  $0             $0
     Cash from (to) Bondholder Account                                                                       $0             $0
                     Total of Other Available Funds Committed to Cogen Project                       $7,101,666     $6,837,906
                                                   Funding Shortfall                                       None           None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                           $0             $0
     Financing Cost Reserve                                                                                   $0             $0
     KC Settlement Payment                                                                                    $0             $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                            $0             $0
     Cash Paid-Out to Bondholders                                                                             $0             $0
     MESH Funds Made Available by Southern                                                                    $0             $0
     Maintenance Guaranty Funds Made Available By Southern                                                    $0             $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                                  $0             $0
                         Total of Other Sources of Cash                                                       $0             $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC


Projected Balance of Other Available Fund Accounts
  SEI Turbine Financing                                                                                      $0             $0
  SEI Project Contributions                                                                                  $0             $0
  Cogeneration Development Financing Account                                                        $11,273,258     $8,822,686
  Cash Balance in MESC Accounts                                                                      $7,637,847     $9,405,970
  Cash Currently Available in Bondholder Account (1)                                                 $5,887,134     $5,887,134
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                                Month Ending         Month Ending
                                                                                                  1/31/02             2/28/02
                                                                                           ----------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                     $939,833             $939,833
     Budgeted Processing Charges                                                               $3,361,849           $3,048,297
     Budgeted Pulp Mill Revenues (5)                                                             $978,528             $978,528
     Budgeted Compressed Air Charges                                                              $68,937              $67,068
     Budgeted Ash Diposal Revenue                                                                 $57,222              $57,222
     Budgeted Grid Revenue (CT)                                                                        $0                   $0
     Budgeted Grid Revenue (Existing Plant)                                                            $0                   $0
                                                                                           ----------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                              $5,406,370           $5,090,949

                    Monthly Normal Operating Cash Requirements (4)                            ($2,748,844)         ($4,080,631)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                     $0                   $0

                  Net Operating Cash Available From (Required For) Operations                  $2,657,525           $1,010,318


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                    $28,356              $28,356
     Interest on MESC Cash Balance to MESC Account                                                $45,305              $58,106
     Interest on KC Settlement Payment to MESC Account                                                 $0                   $0
                                                                                           -------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements           $2,731,187           $1,096,780


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                           $0                   $0
     Cash from Bondholder Account                                                                      $0                   $0
                     Total of Other Available Funds Committed to Operations                            $0                   $0
                                                   Funding Shortfall                                 None                 None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                             ($2,381,302)         ($1,805,980)
Actual or Forecast of Allocated Development Cost                                                  ($75,919)            ($19,625)
Contingency Reserve Balance                                                                    ($3,324,444)         ($3,398,718)
Project Collateral Requirements                                                                ($1,215,000)         ($1,215,000)
                     Total Monthly Cogenerations Project Cash Requirements                     ($6,996,665)         ($6,439,323)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                          $42,496              $30,366
     Roll-Over of Prior-Month Collateral & Contingency                                          $4,435,871           $4,539,444
     Other MESC Funds                                                                                   $0                   $0
     SEI Project Advances                                                                               $0                   $0
     Cogeneration Development Financing Account                                                 $2,518,298           $1,869,513
     Cash from MESC Account                                                                             $0                   $0
     Cash from (to) Bondholder Account                                                                  $0                   $0
                     Total of Other Available Funds Committed to Cogen Project                  $6,996,665           $6,439,323
                                                   Funding Shortfall                                  None                 None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                      $0                   $0
     Financing Cost Reserve                                                                              $0                   $0
     KC Settlement Payment                                                                               $0                   $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                       $0                   $0
     Cash Paid-Out to Bondholders                                                                        $0                   $0
     MESH Funds Made Available by Southern                                                               $0                   $0
     Maintenance Guaranty Funds Made Available By Southern                                               $0                   $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                             $0                   $0
                         Total of Other Sources of Cash                                                  $0                   $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC


Projected Balance of Other Available Fund Accounts
  SEI Turbine Financing                                                                                 $0           $0
  SEI Project Contributions                                                                             $0           $0
  Cogeneration Development Financing Account                                                    $6,304,388           $4,434,875
  Cash Balance in MESC Accounts                                                                $12,063,495          $13,073,813
  Cash Currently Available in Bondholder Account (1)                                            $5,887,134           $5,887,134
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                                  Month Ending        Month Ending
                                                                                                    3/31/02             4/30/02
                                                                                            --------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                   $1,142,083          $1,142,083
     Budgeted Processing Charges                                                               $3,213,212          $3,018,889
     Budgeted Pulp Mill Revenues (5)                                                             $978,528            $978,528
     Budgeted Compressed Air Charges                                                              $69,672             $65,713
     Budgeted Ash Diposal Revenue                                                                 $57,222             $57,222
     Budgeted Grid Revenue (CT)                                                                        $0                  $0
     Budgeted Grid Revenue (Existing Plant)                                                            $0                  $0
                                                                                            -------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                              $5,460,718          $5,262,435

                    Monthly Normal Operating Cash Requirements (4)                            ($3,932,754)        ($4,471,790)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                     $0                  $0

                  Net Operating Cash Available From (Required For) Operations                  $1,527,964            $790,645


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                    $28,356             $28,356
     Interest on MESC Cash Balance to MESC Account                                                $62,972             $70,332
     Interest on KC Settlement Payment to MESC Account                                                 $0                  $0
                                                                                            ---------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements           $1,619,293            $889,333


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                           $0                  $0
     Cash from Bondholder Account                                                                      $0                  $0
                     Total of Other Available Funds Committed to Operations                            $0                  $0
                                                   Funding Shortfall                                 None                None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                             ($1,777,850)        ($1,320,387)
Actual or Forecast of Allocated Development Cost                                                  ($24,660)           ($29,598)
Contingency Reserve Balance                                                                    ($3,471,561)        ($3,521,110)
Project Collateral Requirements                                                                ($1,215,000)        ($1,215,000)
                     Total Monthly Cogenerations Project Cash Requirements                     ($6,489,072)        ($6,086,095)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                          $21,361             $12,431
     Roll-Over of Prior-Month Collateral & Contingency                                          $4,613,718          $4,686,561
     Other MESC Funds                                                                                   $0                  $0
     SEI Project Advances                                                                               $0                  $0
     Cogeneration Development Financing Account                                                 $1,853,992          $1,387,102
     Cash from MESC Account                                                                             $0                  $0
     Cash from (to) Bondholder Account                                                                  $0                  $0
                     Total of Other Available Funds Committed to Cogen Project                  $6,489,072          $6,086,095
                                                   Funding Shortfall                                  None                None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                      $0                  $0
     Financing Cost Reserve                                                                              $0                  $0
     KC Settlement Payment                                                                               $0                  $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                       $0                  $0
     Cash Paid-Out to Bondholders                                                                        $0                  $0
     MESH Funds Made Available by Southern                                                               $0                  $0
     Maintenance Guaranty Funds Made Available By Southern                                               $0                  $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                             $0                  $0
                         Total of Other Sources of Cash                                                  $0                  $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
      Unclassified: Allowed Admin. Claims
        Unpaid Trade Claims (Estimated) (9)
        Unpaid Professional Fees (Hold-Back) (Estimated)
        Unpaid Professional Fees (Current Month) (Estimated)
        Contingent Professional Fees
      Unclassified: Allowed Priority Tax Claims
      Class 1: Allowed Priority Claims
      Class 2: Allowed Working Capital Claims
      Class 3: Southern Post-Petition Claims (8)
        Post-Petition O&M Claims (Estimated)
        Turbine Option Fee
        Reserve for Severance Costs
        Unpaid Cogneration Development Costs (Estimated)
      Class 4: Allowed First Mortgage Bondholder Claims
      Class 5: Allowed Tax-Exempt Bondholder Claims
      Class 6: Allowed Other Secured Claims
      Class 7: Allowed Unsecured Claims (Estimated)
      Class 8: Allowed Southern Pre-Petition Claims
      Class 9: Mobile Energy Equity Interest
      Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC


Projected Balance of Other Available Fund Accounts
  SEI Turbine Financing                                                                                 $0                  $0
  SEI Project Contributions                                                                             $0                  $0
  Cogeneration Development Financing Account                                                    $2,580,883          $1,193,781
  Cash Balance in MESC Accounts                                                                $14,601,777         $14,392,422
  Cash Currently Available in Bondholder Account (1)                                            $5,887,134          $5,887,134
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                              Month Ending        Month Ending
                                                                                               5/31/02              6/30/02
                                                                                      ------------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                 $1,142,083          $1,154,418
     Budgeted Processing Charges                                                             $3,196,076          $3,052,217
     Budgeted Pulp Mill Revenues (5)                                                           $978,528            $978,528
     Budgeted Compressed Air Charges                                                            $62,178             $66,759
     Budgeted Ash Diposal Revenue                                                               $57,222             $57,222
     Budgeted Grid Revenue (CT)                                                                      $0          $2,179,179
     Budgeted Grid Revenue (Existing Plant)                                                          $0            $222,789
                                                                                      ------------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                            $5,436,089          $7,711,112

                    Monthly Normal Operating Cash Requirements (4)                          ($3,306,778)        ($4,378,258)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                                   $0           ($385,857)

                  Net Operating Cash Available From (Required For) Operations                $2,129,311          $2,946,997


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                  $28,356             $28,356
     Interest on MESC Cash Balance to MESC Account                                              $74,140             $84,140
     Interest on KC Settlement Payment to MESC Account                                               $0                  $0
                                                                                    --------------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements         $2,231,807          $3,059,494


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                         $0                  $0
     Cash from Bondholder Account                                                                    $0                  $0
                     Total of Other Available Funds Committed to Operations                          $0                  $0
                                                   Funding Shortfall                               None                None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                           ($1,179,224)          ($710,990)
Actual or Forecast of Allocated Development Cost                                                ($31,137)           ($32,694)
Contingency Reserve Balance                                                                  ($3,563,471)        ($3,581,988)
Project Collateral Requirements                                                              ($1,215,000)        ($1,215,000)
                     Total Monthly Cogenerations Project Cash Requirements                   ($5,988,832)        ($5,540,671)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                         $5,750                  $0
     Roll-Over of Prior-Month Collateral & Contingency                                        $4,736,110          $4,778,471
     Other MESC Funds                                                                                 $0                  $0
     SEI Project Advances                                                                             $0                  $0
     Cogeneration Development Financing Account                                               $1,193,781                  $0
     Cash from MESC Account                                                                      $53,191            $762,200
     Cash from (to) Bondholder Account                                                                $0                  $0
                     Total of Other Available Funds Committed to Cogen Project                $5,988,832          $5,540,671
                                                   Funding Shortfall                                None                None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                    $0                  $0
     Financing Cost Reserve                                                                            $0                  $0
     KC Settlement Payment                                                                             $0                  $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                     $0                  $0
     Cash Paid-Out to Bondholders                                                                      $0                  $0
     MESH Funds Made Available by Southern                                                             $0                  $0
     Maintenance Guaranty Funds Made Available By Southern                                             $0                  $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                           $0                  $0
                         Total of Other Sources of Cash                                                $0                  $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC


Projected Balance of Other Available Fund Accounts
  SEI Turbine Financing                                                                 $0                  $0
  SEI Project Contributions                                                             $0                  $0
  Cogeneration Development Financing Account                                            $0                  $0
  Cash Balance in MESC Accounts                                                $17,468,541         $19,653,339
  Cash Currently Available in Bondholder Account (1)                            $5,887,134          $5,887,134
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                            Month Ending         Month Ending
                                                                                              7/31/02             8/31/02
                                                                                       -----------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                               $1,154,418           $1,154,418
     Budgeted Processing Charges                                                           $3,171,765           $3,194,036
     Budgeted Pulp Mill Revenues (5)                                                         $978,528             $978,528
     Budgeted Compressed Air Charges                                                          $63,118              $64,558
     Budgeted Ash Diposal Revenue                                                             $57,222              $57,222
     Budgeted Grid Revenue (CT)                                                            $3,631,964           $3,631,964
     Budgeted Grid Revenue (Existing Plant)                                                  $278,486             $278,486
                                                                                       -----------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                          $9,335,502           $9,359,213

                    Monthly Normal Operating Cash Requirements (4)                        ($4,241,189)         ($4,241,189)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                          ($385,857)           ($385,857)

                  Net Operating Cash Available From (Required For) Operations              $4,708,455           $4,732,167


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                $28,356              $28,356
     Interest on MESC Cash Balance to MESC Account                                            $94,664             $115,362
     Interest on KC Settlement Payment to MESC Account                                             $0                   $0
                                                                                    --------------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements       $4,831,475           $4,875,885


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                       $0                   $0
     Cash from Bondholder Account                                                                  $0                   $0
                     Total of Other Available Funds Committed to Operations                        $0                   $0
                                                   Funding Shortfall                             None                 None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                           ($347,981)         ($3,382,072)
Actual or Forecast of Allocated Development Cost                                              ($45,434)            ($32,188)
Contingency Reserve Balance                                                                ($3,599,692)         ($3,771,913)
Project Collateral Requirements                                                            ($1,215,000)         ($1,215,000)
                     Total Monthly Cogenerations Project Cash Requirements                 ($5,208,107)         ($8,401,173)


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                           $0                   $0
     Roll-Over of Prior-Month Collateral & Contingency                                      $4,796,988           $4,814,692
     Other MESC Funds                                                                               $0                   $0
     SEI Project Advances                                                                           $0                   $0
     Cogeneration Development Financing Account                                                     $0                   $0
     Cash from MESC Account                                                                   $411,119           $3,586,480
     Cash from (to) Bondholder Account                                                              $0                   $0
                     Total of Other Available Funds Committed to Cogen Project              $5,208,107           $8,401,173
                                                   Funding Shortfall                              None                 None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                  $0                   $0
     Financing Cost Reserve                                                                          $0                   $0
     KC Settlement Payment                                                                           $0                   $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                   $0                   $0
     Cash Paid-Out to Bondholders                                                                    $0                   $0
     MESH Funds Made Available by Southern                                                           $0                   $0
     Maintenance Guaranty Funds Made Available By Southern                                           $0                   $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                         $0                   $0
                         Total of Other Sources of Cash                                              $0                   $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC


Projected Balance of Other Available Fund Accounts
  SEI Turbine Financing                                                                  $0                   $0
  SEI Project Contributions                                                              $0                   $0
  Cogeneration Development Financing Account                                             $0                   $0
  Cash Balance in MESC Accounts                                                 $23,950,675          $25,096,361
  Cash Currently Available in Bondholder Account (1)                             $5,887,134           $5,887,134
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                        Month Ending         Month Ending
                                                                                          9/30/02             10/31/02
                                                                                  --------------------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                           $1,154,418           $1,154,418
     Budgeted Processing Charges                                                       $3,122,758           $3,318,250
     Budgeted Pulp Mill Revenues (5)                                                     $978,528           $1,007,884
     Budgeted Compressed Air Charges                                                      $67,814              $70,416
     Budgeted Ash Diposal Revenue                                                         $57,222              $57,222
     Budgeted Grid Revenue (CT)                                                        $2,179,179           $1,452,786
     Budgeted Grid Revenue (Existing Plant)                                              $222,789                   $0
                                                                                  --------------------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                      $7,782,708           $7,060,977

                    Monthly Normal Operating Cash Requirements (4)                    ($3,485,488)         ($5,232,509)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                      ($385,857)           ($385,857)

                  Net Operating Cash Available From (Required For) Operations          $3,911,363           $1,442,610


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                            $28,356              $28,356
     Interest on MESC Cash Balance to MESC Account                                       $120,881             $128,178
     Interest on KC Settlement Payment to MESC Account                                         $0                   $0
                                                                                  --------------------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requiremen     $4,060,600           $1,599,145


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                   $0                   $0
     Cash from Bondholder Account                                                              $0                   $0
                     Total of Other Available Funds Committed to Operations                    $0                   $0
                                                   Funding Shortfall                         None                 None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                        ($57,786)                  $0
Actual or Forecast of Allocated Development Cost                                       ($2,335,603)                  $0
Contingency Reserve Balance                                                            ($3,774,840)                  $0
Project Collateral Requirements                                                        ($1,215,000)                  $0
                     Total Monthly Cogenerations Project Cash Requirements             ($7,383,229)                  $0


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                       $0                   $0
     Roll-Over of Prior-Month Collateral & Contingency                                  $4,986,913           $4,989,840
     Other MESC Funds                                                                           $0                   $0
     SEI Project Advances                                                                       $0                   $0
     Cogeneration Development Financing Account                                                 $0                   $0
     Cash from MESC Account                                                             $2,396,316                   $0
     Cash from (to) Bondholder Account                                                          $0          ($4,989,840)
                     Total of Other Available Funds Committed to Cogen Project          $7,383,229                   $0
                                                   Funding Shortfall                          None                 None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing               $0                   $0
     Financing Cost Reserve                                                                      $0                   $0
     KC Settlement Payment                                                                       $0                   $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)               $0                   $0
     Cash Paid-Out to Bondholders                                                                $0                   $0
     MESH Funds Made Available by Southern                                                       $0                   $0
     Maintenance Guaranty Funds Made Available By Southern                                       $0                   $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                     $0                   $0
                         Total of Other Sources of Cash                                          $0                   $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC


Projected Balance of Other Available Fund Accounts
  SEI Turbine Financing                                                                          $0                   $0
  SEI Project Contributions                                                                      $0                   $0
  Cogeneration Development Financing Account                                                     $0                   $0
  Cash Balance in MESC Accounts                                                         $26,611,408          $28,054,019
  Cash Currently Available in Bondholder Account (1)                                     $5,887,134          $14,651,814
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation

                                           Mobile Energy Services
                                          Sources and Uses of Cash

                                                                                               Month Ending        Month Ending
                                                                                                11/30/02            12/31/02
                                                                                            ----------------------------------

  Operating Revenues
     Budgeted Demand Charges                                                                  $1,154,418          $1,154,418
     Budgeted Processing Charges                                                              $3,222,478          $3,516,578
     Budgeted Pulp Mill Revenues (5)                                                          $1,007,884          $1,007,884
     Budgeted Compressed Air Charges                                                             $70,416             $69,846
     Budgeted Ash Diposal Revenue                                                                $57,222             $57,222
     Budgeted Grid Revenue (CT)                                                                 $726,393            $726,393
     Budgeted Grid Revenue (Existing Plant)                                                           $0                  $0
                                                                                            -----------------------------------
                                             Net Revenue Variance
                                        MESC Cash from Operations                             $6,238,811          $6,532,341

                    Monthly Normal Operating Cash Requirements (4)                           ($6,022,649)        ($5,964,944)
              Monthly C/T Non-Fuel Operating Cash Requirements (7)                             ($385,857)          ($385,857)

                  Net Operating Cash Available From (Required For) Operations                  ($169,695)           $181,540


  Interest Revenue (projections assume LIBOR=5.78% APR)
     Interest on Bondholder Cash Balance to Bondholder Account                                   $70,573             $70,573
     Interest on MESC Cash Balance to MESC Account                                              $135,127            $135,127
     Interest on KC Settlement Payment to MESC Account                                                $0                  $0
                                                                                            -----------------------------------

                     Monthly Cash Available to Meet MESC Operating Cash Requirements             $36,005            $387,240


Excess Cash Provided to Fund Operating Shortfalls
     Cash from MESC Accounts                                                                          $0                  $0
     Cash from Bondholder Account                                                                     $0                  $0
                     Total of Other Available Funds Committed to Operations                           $0                  $0
                                                   Funding Shortfall                                None                None


Monthly Cogeneration Project Cash Requirements
Construction/Procurement Cash Flow                                                                     $0                  $0
Actual or Forecast of Allocated Development Cost                                                       $0                  $0
Contingency Reserve Balance                                                                            $0                  $0
Project Collateral Requirements                                                                        $0                  $0
                     Total Monthly Cogenerations Project Cash Requirements                             $0                  $0


Cash Provided to Cogneration Development Project
     Interest on Cogen Development Account Balance to Development Account                              $0                  $0
     Roll-Over of Prior-Month Collateral & Contingency                                                 $0                  $0
     Other MESC Funds                                                                                  $0                  $0
     SEI Project Advances                                                                              $0                  $0
     Cogeneration Development Financing Account                                                        $0                  $0
     Cash from MESC Account                                                                            $0                  $0
     Cash from (to) Bondholder Account                                                                 $0                  $0
                     Total of Other Available Funds Committed to Cogen Project                         $0                  $0
                                                   Funding Shortfall                                 None                None


  Other (Uses) Sources of Cash
     Cogeneration Project Debt (Debtor-In-Possession Financing/Long-Term Financing)                     $0                  $0
     Financing Cost Reserve                                                                             $0                  $0
     KC Settlement Payment                                                                              $0                  $0
     Change in Treatment of Cash Reserved by Bondholders for Professional Fees (3)                      $0                  $0
     Cash Paid-Out to Bondholders                                                                       $0                  $0
     MESH Funds Made Available by Southern                                                              $0                  $0
     Maintenance Guaranty Funds Made Available By Southern                                              $0                  $0
     Initial Funding of LTSA and Operational C/T Spare Parts                                            $0                  $0
                         Total of Other Sources of Cash                                                 $0                  $0


   Other Net Monthly Cash Disbursements--To (From) MESC
   Cash Paid Out at POR Confirmation
   Unclassified: Allowed Admin. Claims
Unpaid Trade Claims (Estimated) (9)
Unpaid Professional Fees (Hold-Back) (Estimated)
Unpaid Professional Fees (Current Month) (Estimated)
Contingent Professional Fees
Unclassified: Allowed Priority Tax Claims
Class 1: Allowed Priority Claims
Class 2: Allowed Working Capital Claims
Class 3: Southern Post-Petition Claims (8)
Post-Petition O&M Claims (Estimated)
Turbine Option Fee
Reserve for Severance Costs
Unpaid Cogneration Development Costs (Estimated)
Class 4: Allowed First Mortgage Bondholder Claims
Class 5: Allowed Tax-Exempt Bondholder Claims
Class 6: Allowed Other Secured Claims
Class 7: Allowed Unsecured Claims (Estimated)
Class 8: Allowed Southern Pre-Petition Claims
Class 9: Mobile Energy Equity Interest
Class 10: Holding Equity Claims
   Bondholder Professional Fees--Paid from Bondholder Account (6)
   MESC Contribution to Pulp Mill Preservation
   Reserve for Reliability Penalty Paid to KCTC


Projected Balance of Other Available Fund Accounts
  SEI Turbine Financing                                                              $0                   $0
  SEI Project Contributions                                                          $0                   $0
  Cogeneration Development Financing Account                                         $0                   $0
  Cash Balance in MESC Accounts                                             $28,054,019          $28,054,019
  Cash Currently Available in Bondholder Account (1)                        $14,651,814          $14,651,814
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)


(1) Assumes $5 million reserved to pay professional fees.
(2) Assumes interest paid on Bondholder account balance plus $5M; Assumes $5M paid out 1/1/01 for professional fees.
(3) Reserve shown as held in Bondholder Account
(4) Includes Debtor Professional Fees
(5) Assumes that Pulp Mill Payments are 1 month in arrears; Account Receivable of $979k at the end of 2001
(6) Fees paid prior to July 2000 are not included in this Schedule (7) Costs related to start-up and commissioning of Cogeneration Project are included in project costs.
(8) Does not include GE Turbine Costs under Amendment No. 1 to MESC Cogeneration Development Agreement.
(9) Trade Claims are expected to be paid through Operating Budget as normal course of business prior to POR Confirmation


                                                                            Ending Balances
Projected Balance of Other Available Fund Accounts
  SEI Turbine Financing                                                              $0
  SEI Project Contributions                                                          $0
  Cogeneration Development Financing Account                                         $0
  Cash Balance in MESC Accounts                                              $3,000,000
  Cash Currently Available in Bondholder Account (1)                        $39,887,372
  MESC Investment & Reserves in Cogeneration Project(Pre-Project
                           Finance Closing)

                           Mobile Energy Services
                      Monthly Operating Budget Details

                                                      Month Ending     Month Ending      Month Ending
                                                         1/31/00          2/29/00           3/31/00
                                                      ----------------------------------------------------
Operating Cash Requirements
   Fuel: Coal                                            415,365      498,470             528,896
   Fuel: CT
   Fuel: Natural Gas                                   1,706,537    1,340,434           1,299,786
   Fuel: 7TG                                                   -            -                   -
   Fuel: Biomass                                               -            -             240,313
   Fuel: Secondary Dispatch
   Fuel: Purchased Power
Total Fuel                                              2,121,902    1,838,904          2,068,995

   Ash Hauling (1)                                         69,674       65,322             66,298
   Compressed Air (1)                                           -            -                  -
   Biomass O&M Expenses                                         -            -                  -
   Hourly Payroll                                       1,412,055      202,768            297,836
   Other Employee Deductions                                4,343        2,647              2,469
   SEI Billing                                                  -            -                  -
   Salaried Employees                                     252,156      216,358            227,579
        Overhead Reimbursement                            181,091      163,715            194,379
                Home Office Wages & Salaries
                Hourly Employee Pension and Benefits
                Engineering Services SCS
                Legal Fees & Audit Fees
                Allocated Rent & Depreciation
                Allocated G&A/Support
   Interconnection Service Fee (Market Power Operations)
   Hourly Labor Direct Deposit (Scott CU)                 44,989       45,908              57,383
   Hourly Labor 401(k) (Merrill Lynch)                    55,207       18,967              78,719
   Hourly Group Health Insurance (BCBS)                   44,948       44,296              44,795
   Workers Comp. And Other Benefits                       16,229       15,281              14,850
   Insurance Property                                          -            -                   -
   Maintenance                                           312,378      247,305             339,701
   Major Maintenance 5 TG Major                                -            -                  67
   Training Expense                                        1,350          158                   -
   Chemicals                                              19,100       68,504              78,204
   Safety Supplies                                           677        8,899                 772
   Environmental Services/Permits                          8,603        5,505               5,011
   General & Administrative Expense                      116,787      148,596             112,854
   Shared Services (1)                                         -            -                   -
   Property Tax                                                -            -                   -
   Utilities Gross Receipt Tax (2)                             -            -                   -
   Water & Effluent                                       26,285            -             171,104
   Engineering/Consulting Fees                            62,112       51,663              43,746
   Availability Penalty                                        -            -                   -
   Business License Renewal                               55,000            -                   -
   Alabama Privelege Tax                                       -            -                   -
   Debtors' Professional Fees                            143,303      233,808             282,399
                                                      -------------------------------------------

Total O&M Costs                                        4,948,189    3,378,604           4,087,161

Capital Costs                                          1,456,874    1,537,930              40,609

Cash Flow Net                                          6,405,063    4,916,534           4,127,770



(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners



                             Mobile Energy Services
                        Monthly Operating Budget Details

                                                    Month Ending           Month Ending     Month Ending
                                                     4/30/00                  5/31/00          6/30/00
                                                ---------------------------------------------------------
Operating Cash Requirements
     Fuel: Coal                                         410,623                 506,231      387,107
     Fuel: CT
     Fuel: Natural Gas                                1,488,610               1,579,040    1,548,832
     Fuel: 7TG                                                -                       -            -
     Fuel: Biomass                                      334,089                 277,035      386,024
     Fuel: Secondary Dispatch
     Fuel: Purchased Power
Total Fuel                                            2,233,322               2,362,306    2,321,964

     Ash Hauling (1)                                     56,597                  54,414       55,349
     Compressed Air (1)                                       -                       -            -
Biomass O&M Expenses                                          -                       -            -
     Hourly Payroll                                     178,145                 252,465      207,443
     Other Employee Deductions                            2,562                   2,002        3,704
     SEI Billing                                              -                       -            -
     Salaried Employees                                 416,941                 242,564      242,284
Overhead Reimbursement                                  215,894                 202,185      202,178
Home Office Wages & Salaries
Hourly Employee Pension and Benefits
Engineering Services SCS
Legal Fees & Audit Fees
Allocated Rent & Depreciation
Allocated G&A/Support
Interconnection Service Fee (Market Power Operations)
     Hourly Labor Direct Deposit (Scott CU)              45,452                   76,247       46,030
     Hourly Labor 401(k) (Merrill Lynch)                 38,947                   40,190       49,999
     Hourly Group Health Insurance (BCBS)                44,651                   44,226       51,747
     Workers Comp. And Other Benefits                    14,914                   18,244       12,843
     Insurance Property                                 362,089                        -            -
     Maintenance                                        546,535                  587,466      660,806
     Major Maintenance 5 TG Major                             -                        -            -
     Training Expense                                     3,275                      860       11,200
     Chemicals                                           57,424                   93,993      100,695
     Safety Supplies                                        584                      291        1,160
     Environmental Services/Permits                      13,412                    2,249        4,730
     General & Administrative Expense                   125,042                  113,762       87,511
     Shared Services (1)                                      -                        -            -
     Property Tax                                             -                        -            -
     Utilities Gross Receipt Tax (2)                          -                        -            -
     Water & Effluent                                    13,249                        -       32,686
     Engineering/Consulting Fees                         67,372                   42,085       53,989
     Availability Penalty                                     -                        -            -
     Business License Renewal                                 -                        -            -
     Alabama Privelege Tax                               15,250                        -            -
     Debtors' Professional Fees                         400,190                  132,083      146,902
                                                --------------------------------------------------------

Total O&M Costs                                       4,851,847                4,267,632    4,293,220

Capital Costs                                           188,739                  582,031      669,638

Cash Flow Net                                         5,040,586                4,849,663    4,962,858



(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners



                             Mobile Energy Services
                        Monthly Operating Budget Details

                                             Month Ending    Month Ending       Month Ending
                                               7/31/00          8/31/00           9/30/00
                                     ----------------------------------------------------------------
Operating Cash Requirements

     Fuel: Coal                                   515,647         498,655          484,899
     Fuel: CT
     Fuel: Natural Gas                          1,991,885       1,800,002        1,847,669
     Fuel: 7TG                                          -         119,374                -
     Fuel: Biomass                                301,016         460,580          460,580
     Fuel: Secondary Dispatch
     Fuel: Purchased Power
Total Fuel                                      2,808,548       2,878,611        2,793,148

     Ash Hauling (1)                               51,027          65,000           53,000
     Compressed Air (1)                                 -          62,051           65,181
Biomass O&M Expenses
     Hourly Payroll                               193,937         303,753          293,951
     Other Employee Deductions                      1,702           4,000            4,000
     SEI Billing                                        -               -                -
     Salaried Employees                           252,212         256,844          256,844
Overhead Reimbursement                            155,901                                -
Home Office Wages & Salaries                            -          26,300           26,300
Hourly Employee Pension and Benefits                    -          89,207           89,149
Engineering Services SCS                                -          17,694           17,964
Legal Fees & Audit Fees                                 -          75,000           75,000
Allocated Rent & Depreciation                           -           1,344            1,344
Allocated G&A/Support                                   -          62,500           62,500
Interconnection Service Fee (Market Power Operations)   -           5.716            5,716
     Hourly Labor Direct Deposit (Scott CU)        41,068          45,000           45,000
     Hourly Labor 401(k) (Merrill Lynch)           17,611          10,158            9,830
     Hourly Group Health Insurance (BCBS)          43,976          16,380           16,380
     Workers Comp. And Other Benefits              10,379          10,000           10,000
     Insurance Property                                 -               -                -
     Maintenance                                  227,528         192,450          282,450
     Major Maintenance 5 TG Major                       -         150,000          200,000
     Training Expense                                   -          16,500           16,500
     Chemicals                                     70,239          65,722           65,722
     Safety Supplies                                1,160           6,000            6,000
     Environmental Services/Permits                 6,302          11,500           11,500
     General & Administrative Expense              79,883          88,454           88,454
     Shared Services (1)                                -               -                -
     Property Tax                                       -               -          375,000
     Utilities Gross Receipt Tax (2)                    -               -                -
     Water & Effluent                              16,343          16,343           16,343
     Engineering/Consulting Fees                   24,817         158,750          175,750
     Availability Penalty                               -              -                 -
     Business License Renewal                           -              -                 -
     Alabama Privelege Tax                              -              -                 -
     Debtors' Professional Fees                   422,857        630,449           422,857
                                        --------------------------------------------------

Total O&M Costs                                 4,425,490      5,265,727         5,485,884

Capital Costs                                     240,000        269,000           352,000

Cash Flow Net                                   4,665,490      5,534,727         5,837,884



(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners


                             Mobile Energy Services
                        Monthly Operating Budget Details

                                                         Month Ending     Month Ending    Month Ending
                                                           10/31/00         11/30/00        12/31/00
                                                      ------------------------------------------------
Operating Cash Requirements

     Fuel: Coal                                           484,899         498,655            498,655
     Fuel: CT
     Fuel: Natural Gas                                  2,004,915       2,101,095          2,346,600
     Fuel: 7TG                                                  -               -                  -
     Fuel: Biomass                                        410,353         453,586            471,228
     Fuel: Secondary Dispatch
     Fuel: Purchased Power
Total Fuel                                              2,900,167       3,053,336          3,316,483

     Ash Hauling (1)                                       56,000          44,000             57,000
     Compressed Air (1)                                    67,682          67,682             67,134
Biomass O&M Expenses
     Hourly Payroll                                       344,391         300,354            303,759
     Other Employee Deductions                              4,000           4,000              4,000
     SEI Billing                                                -               -                  -
     Salaried Employees                                   256,844         256,844            256,844
Overhead Reimbursement                                          -               -                  -
Home Office Wages & Salaries                               26,300          26,300             26,300
Hourly Employee Pension and Benefit                        90,566          89,093             89,027
Engineering Services SCS                                   17,964          17,964             17,964
Legal Fees & Audit Fees                                    75,000          75,000             75,000
Allocated Rent & Depreciation                               1,344           1,344              1,344
Allocated G&A/Support
Interconnection Service Fee (Market Power Operations)       6,000           6,000              6,000
     Hourly Labor Direct Deposit (Scott CU)                45,000          45,000             45,000
     Hourly Labor 401(k) (Merrill Lynch)                   11,517          10,044             10,158
     Hourly Group Health Insurance (BCBS)                  16,380          16,380             16,380
     Workers Comp. And Other Benefits                      10,000          10,000             10,000
     Insurance Property                                         -               -                  -
     Maintenance                                          579,450         342,450            192,450
     Major Maintenance 5 TG Major                         400,000         250,000                  -
     Training Expense                                      16,500          16,500             16,500
     Chemicals                                             65,722          65,722             65,722
     Safety Supplies                                        6,000           6,000              6,000
     Environmental Services/Permits                       136,500          11,500             11,500
     General & Administrative Expense                      87,954          90,204             90,884
     Shared Services (1)                                        -               -                  -
     Property Tax                                               -               -            225,000
     Utilities Gross Receipt Tax (2)                            -               -                  -
     Water & Effluent                                      16,343          16,343             16,343
     Engineering/Consulting Fees                          158,750         158,750            175,250
     Availability Penalty                                       -               -                  -
     Business License Renewal                                   -               -                  -
     Alabama Privelege Tax                                      -               -                  -
     Debtors' Professional Fees                           422,857         422,857            422,857
                                                      ----------------------------------------------

Total O&M Costs                                         5,881,731       5,466,167          5,587,399

Capital Costs

Cash Flow Net                                           7,239,731       6,342,167          6,265,399

(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners



     Mobile Energy Services
Monthly Operating Budget Details

                                                    Month Ending         Month Ending        Month Ending
                                                     1/31/01               2/28/01              3/31/01
                                      -------------------------------------------------------------------
Operating Cash Requirements

     Fuel: Coal                                         516,526           466,540            516,526
     Fuel: CT                                                 -                 -                  -
     Fuel: Natural Gas                                1,331,458         1,287,687          1,476,269
     Fuel: 7TG                                                -                 -                  -
     Fuel: Biomass                                      323,751           292,421            323,751
     Fuel: Secondary Dispatch                                 -                 -                  -
     Fuel: Purchased Power                                    -                 -                  -
Total Fuel                                            2,171,736         2,046,648          2,316,547

     Ash Hauling (1)                                    55,000            55,000              55,000
     Compressed Air (1)                                 67,134            67,134              67,134
Biomass O&M Expenses                                    71,119            64,236              71,119
     Hourly Payroll                                    181,343           175,410             190,331
     Other Employee Deductions                               -                -                    -
     SEI Billing                                             -                -                    -
     Salaried Employees                                131,186          131,186              131,186
Overhead Reimbursement                                       -                -                    -
Home Office Wages & Salaries                            15,713           15,713               15,713
Hourly Employee Pension and Benefits                    53,205           53,009               53,592
Engineering Services SCS                                 5,974            5,974                5,974
Legal Fees & Audit Fees                                  5,974           20,910               20,910
Allocated Rent & Depreciation                                -                -                    -
Allocated G&A/Support                                        -                -                    -
Interconnection Service Fee (Market Power Operations)    6,000            6,000                6,000
     Hourly Labor Direct Deposit (Scott CU)                  -                -                    -
     Hourly Labor 401(k) (Merrill Lynch)                 5,979            5,783                6,365
     Hourly Group Health Insurance (BCBS)                9,786            9,786                9,786
     Workers Comp. And Other Benefits                    5,974            5,974                5,974
     Insurance Property                                400,000                -                2,390
     Maintenance                                       102,430          102,430              102,430
     Major Maintenance 5 TG Major                            -                -                    -
     Training Expense                                    9,858            9,858                9,858
     Chemicals                                          39,265           39,265               39,265
     Safety Supplies                                     3,585            3,585                3,585
     Environmental Services/Permits                      6,871            6,871                6,871
     General & Administrative Expense                   47,795           47,795               47,795
     Shared Services (1)                                11,949           11,949               11,949
     Property Tax                                            -                -                    -
     Utilities Gross Receipt Tax (2)                         -                -                    -
     Water & Effluent                                   10,455           10,455               10,455
     Engineering/Consulting Fees                        23,897           23,897               23,897
     Availability Penalty                                    -                -                    -
     Business License Renewal                           55,000                -                    -
     Alabama Privelege Tax                                  -                 -                    -
     Debtors' Professional Fees                        422,857          422,857              422,857
                                      --------------------------------------------------------------

Total O&M Costs                                     3,920,082         3,341,723            3,636,981

Capital Costs                                        123,583            123,583              123,583

Cash Flow Net                                       4,043,665         3,465,307            3,760,564


(1) Shared Services costs are included in G&
(2) Costs are passed-through to Mill Owners



                            Mobile Energy Services
                        Monthly Operating Budget Details

                                                   Ending Month    Ending Month      Ending Month
                                                       4/30/01        5/31/01          6/30/01
                                             ------------------------------------------------------
Operating Cash Requirements

     Fuel: Coal                                         416,554     516,526             499,864
     Fuel: CT                                                 -           -                   -
     Fuel: Natural Gas                                1,565,834   1,471,178           1,423,721
     Fuel: 7TG                                               -           -                    -
     Fuel: Biomass                                      261,090     323,751             313,308
     Fuel: Secondary Dispatch                                 -           -                   -
     Fuel: Purchased Power                                    -           -                   -
Total Fuel                                            2,243,477   2,311,456           2,236,893

     Ash Hauling (1)                                     55,000      55,000              55,000
     Compressed Air (1)                                  67,134      67,134              67,134
Biomass O&M Expenses                                     68,824      71,119              68,824
     Hourly Payroll                                     199,220     178,769             175,617
     Other Employee Deductions                                -           -                   -
     SEI Billing                                              -           -                   -
     Salaried Employees                                 131,186     131,186             131,186
Overhead Reimbursement                                        -           -                   -
Home Office Wages & Salaries                             15,713      15,713              15,713
Hourly Employee Pension and Benefits                     53,889      53,205              53,099
Engineering Services SCS                                  5,974       5,974               5,974
Legal Fees & Audit Fees                                   5,974       5,974               5,974
Allocated Rent & Depreciation                                 -           -                   -
Allocated G&A/Support
Interconnection Service Fee (Market Power Operations)         -       6,000               6,000
     Hourly Labor Direct Deposit (Scott CU)                   -           -                   -
     Hourly Labor 401(k) (Merrill Lynch)                  6,662       5,979               5,873
     Hourly Group Health Insurance (BCBS)                 9,786       9,786               9,786
     Workers Comp. And Other Benefits                     5,974       5,974               5,974
     Insurance Property                                       -           -                   -
     Maintenance                                        875,810     105,119             105,119
     Major Maintenance 5 TG Major                             -      29,872              29,872
     Training Expense                                     9,858       9,858               9,858
     Chemicals                                           39,265      39,265              39,265
     Safety Supplies                                      3,585       3,585               3,585
     Environmental Services/Permits                       6,871       6,871               6,871
     General & Administrative Expense                    47,795      47,795              47,795
     Shared Services (1)                                 11,949      11,949              11,949
     Property Tax                                             -           -                   -
     Utilities Gross Receipt Tax (2)                          -           -                   -
     Water & Effluent                                    10,455      10,455              10,455
     Engineering/Consulting Fees                         23,897      23,897              23,897
     Availability Penalty                                     -           -                   -
     Business License Renewal                            15,250           -                   -
     Alabama Privelege Tax                                    -           -                   -
     Debtors' Professional Fees                         422,857     422,857             422,857
                                             --------------------------------------------------

Total O&M Costs                                       4,342,403   3,634,788           3,555,166

Capital Costs                                           123,583     123,583             123,583

Cash Flow Net                                         4,465,987   3,758,372           3,678,749

(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners





       Mobile Energy Services
  Monthly Operating Budget Details

                                                        Month Ending          Month Ending      Month Ending
                                                          7/31/01              8/31/01            9/30/01
                                     ------------------------------------------------------------------------
Operating Cash Requirements

     Fuel: Coal                                              516,526                 516,526           499,864
     Fuel: CT                                                      -                       -                 -
     Fuel: Natural Gas                                     1,471,178               1,471,178         1,423,721
     Fuel: 7TG                                                     -                       -                 -
     Fuel: Biomass                                           323,751                 323,751           313,308
     Fuel: Secondary Dispatch                                      -                       -                 -
     Fuel: Purchased Power                                         -                       -                 -
Total Fuel                                                 2,311,456               2,311,456         2,236,893

     Ash Hauling (1)                                          55,000                  55,000            55,000
     Compressed Air (1)                                       67,134                  67,134            67,134
Biomass O&M Expenses                                          71,119                  71,119            68,824
     Hourly Payroll                                          181,473                 181,473           175,617
     Other Employee Deductions                                     -                       -                 -
     SEI Billing                                                   -                       -                 -
     Salaried Employees                                      131,186                 131,186           131,186
Overhead Reimbursement                                            -                        -                 -
Home Office Wages & Salaries                                 15,713                   15,713            15,713
Hourly Employee Pension and Benefits                         53,295                   53,295            53,261
Engineering Services SCS                                      5,974                    5,974             5,974
Legal Fees & Audit Fees                                       5,974                    5,974             5,974
Allocated Rent & Depreciation                                    -                         -                 -
Allocated G&A/Support                                            -                         -                 -
Interconnection Service Fee (Market Power Operations)        6,000                     6,000             6,000
     Hourly Labor Direct Deposit (Scott CU)                      -                         -                 -
     Hourly Labor 401(k) (Merrill Lynch)                     6,069                     5,873             6,881
     Hourly Group Health Insurance (BCBS)                    9,786                     9,786             9,786
     Workers Comp. And Other Benefits                        5,974                     5,974             5,974
     Insurance Property                                          -                         -                 -
     Maintenance                                           105,119                   105,119           158,888
     Major Maintenance 5 TG Major                           59,743                    59,743            59,743
     Training Expense                                        9,858                     9,858             9,858
     Chemicals                                              39,265                    39,265            39,265
     Safety Supplies                                         3,585                     3,585             3,585
     Environmental Services/Permits                          6,871                     6,871             6,871
     General & Administrative Expense                       47,795                    47,795            47,795
     Shared Services (1)                                    11,949                    11,949            11,949
     Property Tax                                                -                         -                 -
     Utilities Gross Receipt Tax (2)                             -                         -                 -
     Water & Effluent                                       10,455                    10,455            10,455
     Engineering/Consulting Fees                            23,897                    23,897            23,897
     Availability Penalty                                       -                          -                 -
     Business License Renewal                                   -                          -                 -
     Alabama Privelege Tax                                      -                          -                 -
     Debtors' Professional Fees                                 -                          -                 -
                                                --------------------------------------------------------------

Total O&M Costs                                         3,244,688                  3,244,688         3,439,551

Capital Costs                                             123,583                    123,583           123,583

Cash Flow Net                                           3,368,271                  3,368,271         3,563,135



(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners


             Mobile Energy Services
   Monthly Operating Budget Details

                                                    Month Ending          Month Ending    Month Ending
                                                       10/31/01             11/30/01        12/31/01
                                -----------------------------------------------------------------------
Operating Cash Requirements

     Fuel: Coal                                          516,526                 499,864     516,526
     Fuel: CT                                                  -                      -           -
     Fuel: Natural Gas                                 1,471,178               1,423,721   1,815,814
     Fuel: 7TG                                                -                       -           -
     Fuel: Biomass                                      323,751                 313,308     323,751
     Fuel: Secondary Dispatch                                 -                       -            -
     Fuel: Purchased Power                                    -                       -            -
Total Fuel                                            2,311,456               2,236,893     2,656,091

     Ash Hauling (1)                                     55,000                  55,000      55,000
     Compressed Air (1)                                  67,134                  67,134      67,134
Biomass O&M Expenses                                     71,119                  68,824      71,119
     Hourly Payroll                                     205,751                 179,442     181,476
     Other Employee Deductions                                -                       -           -
     SEI Billing                                              -                       -           -
     Salaried Employees                                 131,186                 131,186     131,186
Overhead Reimbursement                                       -                        -           -
Home Office Wages & Salaries                            15,713                   15,713      15,713
Hourly Employee Pension and Benefit                     53,261                   54,107      53,227
Engineering Services SCS                                 5,974                    5,974       5,974
Legal Fees & Audit Fees
Allocated Rent & Depreciation
Allocated G&A/Support
Interconnection Service Fee (Market Power Operations)    6,000                    6,000       6,000
     Hourly Labor Direct Deposit (Scott CU)                  -                        -           -
     Hourly Labor 401(k) (Merrill Lynch)                 5,873                     6,881      6,001
     Hourly Group Health Insurance (BCBS)                9,786                     9,786      9,786
     Workers Comp. And Other Benefits                    5,974                     5,974      5,974
     Insurance Property                                      -                         -          -
     Maintenance                                       158,888                   284,349    149,926
     Major Maintenance 5 TG Major                       59,743                    89,615    149,359
     Training Expense                                    9,858                     9,858      9,858
     Chemicals                                          39,265                    39,265     39,265
     Safety Supplies                                     3,585                     3,585      3,585
     Environmental Services/Permits                      6,871                    81,550       6,871
     General & Administrative Expense                   47,795                    47,795      47,795
     Shared Services (1)                                11,949                    11,949      11,949
     Property Tax                                      224,038                         -           -
     Utilities Gross Receipt Tax (2)                         -                         -           -
     Water & Effluent                                   10,455                    10,455      10,455
     Engineering/Consulting Fees                        23,897                    23,897      23,897
     Availability Penalty                                    -                         -           -
     Business License Renewal                                -                         -           -
     Alabama Privelege Tax                                   -                         -           -
     Debtors' Professional Fees                              -                         -           -
                                      ---------------------------------------------------------------

Total O&M Costs                                      3,554,372                 3,300,087    3,664,006

Capital Costs                                          123,583                   123,583      123,583

Cash Flow Net                                        3,563,135                 3,677,955    3,423,670



(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners

         Mobile Energy Services
   Monthly Operating Budget Details

                                      Month Ending Month Ending Month Ending
                                          1/31/02     2/28/02     3/31/02
                                      -------------------------------------
Operating Cash Requirements

     Fuel: Coal                                 -   1,001,943   1,070,717
     Fuel: CT                                   -           -           -
     Fuel: Natural Gas                  1,100,987   1,539,404   1,367,258
     Fuel: 7TG                                  -           -           -
     Fuel: Biomass                        253,464     544,073     474,152
     Fuel: Secondary Dispatch                   -           -           -
     Fuel: Purchased Power                      -           -           -
Total Fuel                              1,354,451   3,085,419   2,912,126

     Ash Hauling (1)                       55,000      55,000      55,000
     Compressed Air (1)                    67,134      67,134      67,134
Biomass O&M Expenses                       71,281      64,383      71,281
     Hourly Payroll                       181,758     175,811     190,767
     Other Employee Deductions                  -           -           -
     SEI Billing                                -           -           -
     Salaried Employees                   131,486     131,486     131,486
Overhead Reimbursement                          -           -           -
Home Office Wages & Salaries               15,748      15,748      15,748
Hourly Employee Pension and Benefits       53,326      53,130      53,714
Engineering Services SCS                    5,988       5,988       5,988
Legal Fees & Audit Fees                     5,988      20,958      20,958
Allocated Rent & Depreciation                   -           -           -
Allocated G&A/Support                           -           -           -
Interconnection Service Fee
(Market Power Operations)                   6,000       6,000       6,000
     Hourly Labor Direct Deposit
     (Scott CU)                                 -           -           -
     Hourly Labor 401(k)
     (Merrill Lynch)                        5,992       5,796       6,380
     Hourly Group Health Insurance
     (BCBS)                                 9,808       9,808       9,808
     Workers Comp. And Other Benefits       5,988       5,988       5,988
     Insurance Property                   400,915           -       2,395
     Maintenance                          102,665     102,665     102,665
     Major Maintenance 5 TG Major               -           -           -
     Training Expense                       9,880       9,880       9,880
     Chemicals                             39,354      39,354      39,354
     Safety Supplies                        3,593       3,593       3,593
     Environmental Services/Permits         6,886       6,886       6,886
     General & Administrative Expense      47,904      47,904      47,904
     Shared Services (1)                   11,976      11,976      11,976
     Property Tax                               -           -           -
     Utilities Gross Receipt Tax (2)            -           -           -
     Water & Effluent                      10,479      10,479      10,479
     Engineering/Consulting Fees           23,952      23,952      23,952
     Availability Penalty                       -           -           -
     Business License Renewal              55,000           -           -
     Alabama Privelege Tax                  -   -       -   -           -
     Debtors' Professional Fees                 -           -           -
                                      -------------------------------------

Total O&M Costs                         2,682,553   3,959,340   3,811,463

Capital Costs                             127,291     127,291     127,291

Cash Flow Net                           2,809,844   4,086,631   3,938,754



(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners

         Mobile Energy Services
   Monthly Operating Budget Details

                                      Month Ending  Month Ending Month Ending
                                          4/30/02     5/31/02     6/30/02
                                      -------------------------------------
Operating Cash Requirements

     Fuel: Coal                           785,074     635,287           -
     Fuel: CT                                   -           -   1,542,065
     Fuel: Natural Gas                  1,426,949   1,112,625   1,076,734
     Fuel: 7TG                                  -           -           -
     Fuel: Biomass                        474,152     535,333           -
     Fuel: Secondary Dispatch                   -           -     257,452
     Fuel: Purchased Power                      -           -     483,546
Total Fuel                              2,686,174   2,283,245   3,359,796

     Ash Hauling (1)                       55,000      55,000      55,000
     Compressed Air (1)                    67,134      67,134      67,134
Biomass O&M Expenses                       68,982      71,281      68,982
     Hourly Payroll                       199,676     179,178     176,018
     Other Employee Deductions                  -           -           -
     SEI Billing                                -           -           -
     Salaried Employees                   131,486     131,486     131,486
Overhead Reimbursement                          -           -           -
Home Office Wages & Salaries               15,748      15,748      15,748
Hourly Employee Pension and Benefits       54,012      53,326      53,221
Engineering Services SCS                    5,988       5,988       5,988
Legal Fees & Audit Fees                     5,988       5,988       5,988
Allocated Rent & Depreciation                   -           -           -
Allocated G&A/Support                           -           -           -
Interconnection Service Fee
(Market Power Operations)                   6,000       6,000       6,000
     Hourly Labor Direct Deposit
     (Scott CU)                                 -           -           -
     Hourly Labor 401(k)
     (Merrill Lynch)                        6,677       5,992       5,886
     Hourly Group Health Insurance
    (BCBS)                                  9,808       9,808       9,808
     Workers Comp. And Other Benefits       5,988       5,988       5,988
     Insurance Property                         -           -           -
     Maintenance                          877,813     105,359     105,359
     Major Maintenance 5 TG Major               -      29,940      29,940
     Training Expense                       9,880       9,880       9,880
     Chemicals                             39,354      39,354      39,953
     Safety Supplies                        3,593       3,593       3,593
     Environmental Services/Permits         6,886       6,886       6,886
     General & Administrative Expense      47,904      47,904      47,904
     Shared Services (1)                   11,976      11,976      11,976
     Property Tax                               -           -           -
     Utilities Gross Receipt Tax (2)            -           -           -
     Water & Effluent                      10,479      10,479      10,479
     Engineering/Consulting Fees           23,952      23,952      23,952
     Availability Penalty                       -           -           -
     Business License Renewal                   -           -           -
     Alabama Privelege Tax                 15,250           -           -
     Debtors' Professional Fees                 -           -           -
                                      -------------------------------------

Total O&M Costs                         4,365,750   3,185,487   4,256,967

Capital Costs                             127,291     127,291     127,291

Cash Flow Net                           4,493,040   3,312,778   4,384,258



(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners

         Mobile Energy Services
   Monthly Operating Budget Details

                                      Month Ending   Month Ending Month Ending
                                           7/31/02     8/31/02     9/30/02
                                      --------------------------------------
Operating Cash Requirements

     Fuel: Coal                                  -           -           -
     Fuel: CT                            2,570,108   2,570,108   1,542,065
     Fuel: Natural Gas                           -           -           -
     Fuel: 7TG                                   -           -           -
     Fuel: Biomass                               -           -           -
     Fuel: Secondary Dispatch              257,452     257,452     257,452
     Fuel: Purchased Power                 483,546     483,546     483,546
Total Fuel                               3,311,106   3,311,106   2,283,063

     Ash Hauling (1)                             -           -           -
     Compressed Air (1)                     67,134      67,134      67,134
Biomass O&M Expenses                             -           -           -
     Hourly Payroll                        181,888     181,888     176,018
     Other Employee Deductions                   -           -           -
     SEI Billing                                 -           -           -
     Salaried Employees                    131,486     131,486     131,486
Overhead Reimbursement                           -           -           -
Home Office Wages & Salaries                15,748      15,748      15,748
Hourly Employee Pension and Benefits        53,417      53,417      53,383
Engineering Services SCS                     5,988       5,988       5,988
Legal Fees & Audit Fees                      5,988       5,988       5,988
Allocated Rent & Depreciation                    -           -           -
Allocated G&A/Support                            -           -           -
Interconnection Service Fee
(Market Power Operations)                    6,000       6,000       6,000
     Hourly Labor Direct Deposit
     (Scott CU)                                  -           -           -
     Hourly Labor 401(k)
     (Merrill Lynch)                         6,083       6,083       5,886
     Hourly Group Health Insurance
     (BCBS)                                  9,808       9,808       9,808
     Workers Comp. And Other Benefits        5,988       5,988       5,988
     Insurance Property                          -           -           -
     Maintenance                           105,359     105,359     159,251
     Major Maintenance 5 TG Major           59,880      59,880      59,880
     Training Expense                        9,880       9,880       9,880
     Chemicals                              39,354      39,354      39,354
     Safety Supplies                         3,593       3,593       3,593
     Environmental Services/Permits          6,886       6,886       6,886
     General & Administrative Expense       47,904      47,904      47,904
     Shared Services (1)                    11,976      11,976      11,976
     Property Tax                                -           -     224,551
     Utilities Gross Receipt Tax (2)             -           -           -
     Water & Effluent                       10,479      10,479      10,479
     Engineering/Consulting Fees            23,952      23,952      23,952
     Availability Penalty                        -           -           -
     Business License Renewal                    -           -           -
     Alabama Privelege Tax                       -           -           -
     Debtors' Professional Fees                  -           -           -
                                      --------------------------------------

Total O&M Costs                          4,119,898   4,119,898   3,364,197

Capital Costs                              127,291     127,291     127,291

Cash Flow Net                            4,247,189   4,247,189   3,491,488



(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners

         Mobile Energy Services
   Monthly Operating Budget Details

                                      Month Ending Month Ending Month Ending
                                         10/31/02     11/30/02    12/31/02
                                      ------------------------------------
Operating Cash Requirements

     Fuel: Coal                                  -          -           -
     Fuel: CT                            1,028,043    514,022     514,022
     Fuel: Natural Gas                           -          -           -
     Fuel: 7TG                                   -          -           -
     Fuel: Biomass                               -          -           -
     Fuel: Secondary Dispatch            1,029,808  1,544,712   1,544,712
     Fuel: Purchased Power               1,934,182  2,901,273   2,901,273
Total Fuel                               3,992,034  4,960,007   4,960,007

     Ash Hauling (1)                             -          -           -
     Compressed Air (1)                     67,134     67,134      67,134
Biomass O&M Expenses                             -          -           -
     Hourly Payroll                        206,222    179,852     181,891
     Other Employee Deductions                   -          -           -
     SEI Billing                                 -          -           -
     Salaried Employees                    131,486    131,486     131,486
Overhead Reimbursement                           -          -           -
Home Office Wages & Salaries                15,748     15,748      15,748
Hourly Employee Pension and Benefits        54,231     53,349      53,417
Engineering Services SCS                     5,988      5,988       5,988
Legal Fees & Audit Fees                      5,988      5,988       5,988
Allocated Rent & Depreciation                    -          -           -
Allocated G&A/Support                            -          -           -
Interconnection Service Fee
(Market Power Operations)                    6,000      6,000       6,000
     Hourly Labor Direct Deposit
     (Scott CU)                                  -          -           -
     Hourly Labor 401(k)
     (Merrill Lynch)                         6,896      6,014       6,083
     Hourly Group Health Insurance
     (BCBS)                                  9,808      9,808       9,808
     Workers Comp. And Other Benefits        5,988      5,988       5,988
     Insurance Property                          -          -           -
     Maintenance                           285,000    150,269     105,359
     Major Maintenance 5 TG Major           89,820    149,700           -
     Training Expense                        9,880      9,880       9,880
     Chemicals                              39,354     39,354      39,354
     Safety Supplies                         3,593      3,593       3,593
     Environmental Services/Permits         81,736      6,886       6,886
     General & Administrative Expense       47,904     47,904      47,904
     Shared Services (1)                    11,976     11,976      11,976
     Property Tax                                -          -     134,730
     Utilities Gross Receipt Tax (2)             -          -           -
     Water & Effluent                       10,479     10,479      10,479
     Engineering/Consulting Fees            23,952     23,952      23,952
     Availability Penalty                        -          -           -
     Business License Renewal                    -          -           -
     Alabama Privelege Tax                       -          -           -
     Debtors' Professional Fees                  -          -           -
                                      ------------------------------------

Total O&M Costs                          5,111,218  5,901,358   5,843,653

Capital Costs                              127,291    127,291     127,291

Cash Flow Net                            5,238,509  6,028,649   5,970,944



(1) Shared Services costs are included in G&A during 2000
(2) Costs are passed-through to Mill Owners